                                                                    EXHIBIT 10.2


                           EMPLOYEE BENEFITS AGREEMENT

                                     BETWEEN

                                   AT&T CORP.

                                       AND

                                 NCR CORPORATION









                                   DATED AS OF
                                NOVEMBER 20, 1996
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                                TABLE OF CONTENTS


ARTICLE I   DEFINITIONS.................................................       1
    1.1        Agreement................................................       1
    1.2        Assigned Split Dollar Policies...........................       1
    1.3        AT&T Controlled Person...................................       2
    1.4        AT&T Executive Benefit Plans.............................       2
    1.5        AT&T Individual..........................................       2
    1.6        AT&T Individual Agreement................................       2
    1.7        AT&T Plan................................................       2
    1.8        AT&T Short Term Incentive Plans..........................       2
    1.9        AT&T Stock Value.........................................       2
    1.10       ATTIMCO..................................................       3
    1.11       Award....................................................       3
    1.12       Close of the NCR Distribution Date.......................       3
    1.13       Code.....................................................       3
    1.14       Distribution Agreement...................................       3
    1.15       ERISA....................................................       3
    1.16       First Transfer...........................................       3
    1.17       Immediately after the NCR Distribution Date..............       3
    1.18       Individual Agreement.....................................       3
    1.19       Long Term Incentive Plan.................................       3
    1.20       LTIT.....................................................       3
    1.21       LTIT Agreement...........................................       3
    1.22       LTIT Redemption..........................................       4
    1.23       Lucent EBA...............................................       4
    1.24       MPT......................................................       4
    1.25       MPT Agreement............................................       4
    1.26       MPT Withdrawal...........................................       4
    1.27       NCR Allocable Share......................................       4
    1.28       NCR Controlled Person....................................       4
    1.29       NCR Employee.............................................       4
    1.30       NCR Executive Benefit Plans..............................       4
    1.31       NCR Individual...........................................       4
    1.32       NCR Individual Agreement.................................       5
    1.33       NCR Pension Plans........................................       5
    1.34       NCR Plan.................................................       5
    1.35       NCR Savings Plan.........................................       5
    1.36       NCR SERPs................................................       5
    1.37       NCR Short Term Incentive Plans...........................       5
    1.38       NCR Stock Value..........................................       5
    1.39       Option...................................................       5
    1.40       Plan.....................................................       5
    1.41       Prior MPT................................................       5
    1.42       QDRO.....................................................       5
    1.43       QMCSO....................................................       6
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    1.44       Ratio......................................................     6
    1.45       Second Transfer............................................     6
    1.46       Segregated Assets..........................................     6
    1.47       Separation and Distribution Agreement......................     6
    1.48       Split Dollar Life Insurance................................     6
    1.49       Spread.....................................................     6
    1.50       Supplemental Pension Plan for Transfers....................     6
    1.51       U.S........................................................     6
    1.52       Value......................................................     6

ARTICLE II     GENERAL PRINCIPLES.........................................     6

    2.1        Allocation of Liabilities..................................     6
    2.2        Transferred Executives.....................................     7

ARTICLE III    QUALIFIED PLANS............................................     7

    3.1        NCR Pension Plans..........................................     7
    3.2        NCR Savings Plan...........................................    10

ARTICLE IV     EXECUTIVE BENEFITS.........................................    10

    4.1        General....................................................    10
    4.2        Nonqualified Plans.........................................    10
    4.3        AT&T Long Term Incentive Plans.............................    11
    4.4        AT&T Split Dollar Life Insurance...........................    13
    4.5        Individual Agreements......................................    13

ARTICLE V      MISCELLANEOUS BENEFITS.....................................    14

    5.1        Employee Stock Purchase Plan...............................    14
    5.2        Short Term Incentive Plans.................................    14

ARTICLE VI     FOREIGN PLANS; INTERCHANGE.................................    14

    6.1        Foreign Plans..............................................    14
    6.2        Interchange Agreement......................................    14

ARTICLE VII    MISCELLANEOUS..............................................    14

    7.1        Sharing of Participant Information.........................    14
    7.2        No Change of Control; No Rights Created; No
                 Restrictions.............................................    14
    7.3        Effect If NCR Distribution Does Not Occur..................    15
    7.4        Relationship of Parties....................................    15
    7.5        Affiliates.................................................    15
    7.6        Incorporation of Distribution Agreement
                 Provisions...............................................    15



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    7.7        Incorporation of Separation and Distribution
                 Agreement Provisions.....................................    15
    7.8        Governing Law..............................................    15
    7.9        Tax Deductions.............................................    16
    7.10       Agreements with Third Parties..............................    16
    7.11       NCR to Honor Agreements....................................    17

Signatures................................................................    18

Schedule I                    AT&T Executive Benefit Plans

Schedule II                   Individual Agreements

Schedule III                  NCR Executive Benefit Plans

Schedule IV                   Individuals to be Transferred to NCR

Schedule V                    Assets Referred to in Section 3.1(b)

Schedule VI                   Selection of Assets to be Transferred to
                               Trustee(s) of NCR Pension Plans

Schedule VII                  AT&T Awards Not to Be Replaced with NCR Awards

Schedule VIII                 AT&T Liabilities Under Individual Agreements

Schedule IX                   Reimbursement of NCR

Schedule X                    Reimbursement of AT&T

Schedule XI                   Agreements Establishing Phantom Share Accounts

Exhibit A                     Form of Receipt and Release for First Transfer

Exhibit B                     Form of Receipt and Release for Second Transfer

Exhibit C                     Form of Foreign Employee Benefits Agreement

Exhibit D                     Form of Interchange Agreement



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                           EMPLOYEE BENEFITS AGREEMENT


         This EMPLOYEE BENEFITS AGREEMENT, dated as of November 20, 1996, is by and between AT&T and NCR. Capitalized terms used herein (other than the formal names of AT&T Plans and NCR Plans (as defined below) and related trusts) and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or as assigned to them in the Distribution Agreement (as defined below).

         WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses;

         WHEREAS, in furtherance of the foregoing, AT&T, NCR and Lucent have executed and delivered the Separation and Distribution Agreement providing for, among other things, the initial public offering of shares of Lucent Common Stock (which was consummated on April 10, 1996) and for the pro rata distribution by AT&T of all of its shares of Lucent Common Stock to the shareholders of AT&T (which was consummated on September 30, 1996);

         WHEREAS, AT&T, NCR and Lucent have also executed and delivered the Ancillary Agreements (as such term is defined in the Separation and Distribution Agreement) governing certain additional matters relating to the Lucent Distribution;

         WHEREAS, the Board of Directors of AT&T has also determined that AT&T will distribute to its shareholders all of the capital stock of NCR held directly or indirectly by AT&T, subject to the terms and conditions set forth in the Distribution Agreement;

         WHEREAS, in furtherance of the foregoing, AT&T and NCR have entered into a Distribution Agreement, dated as of November 20, 1996 (the "Distribution Agreement"), and certain other agreements that will govern certain matters relating to the NCR Distribution and the relationship of AT&T and NCR and their respective Subsidiaries following the NCR Distribution; and

         WHEREAS, AT&T and NCR wish to enter into this agreement allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between them.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Agreement the following terms shall have the following meanings:

         1.1 AGREEMENT means this Employee Benefits Agreement, including all the Schedules and Exhibits hereto.

         1.2  ASSIGNED SPLIT DOLLAR POLICIES is defined in Section 4.4.

         1.3 AT&T CONTROLLED PERSON as of a specified time means any Person that is, at such time, a Subsidiary of AT&T or is otherwise controlled, directly or indirectly, by AT&T, other than NCR or any Person that is, at such time, an NCR Controlled Person.

         1.4 AT&T EXECUTIVE BENEFIT PLANS means the executive benefit and nonqualified plans, programs, and arrangements established, maintained, agreed upon, or assumed, in each case before the Close of the NCR Distribution Date, by AT&T or a Person that is, Immediately after the NCR Distribution Date, an AT&T Controlled Person, for the benefit of AT&T Individuals and/or NCR Individuals who participated therein, including the plans listed in Schedule I.

         1.5 AT&T INDIVIDUAL means any individual who is not an NCR Individual and is, as of the Close of the NCR Distribution Date: (a) actively employed by, or on a leave of absence from, either AT&T or a Person that is, as of the Close of the NCR Distribution Date, an AT&T Controlled Person; or (b) neither actively employed by, nor on a leave of absence from, AT&T or a Person that is, as of the Close of the NCR Distribution Date, an AT&T Controlled Person, but whose most recent active employment with AT&T or a past or present Affiliate of AT&T (including NCR and its Affiliates) was with either AT&T or a Person that was, at the time such active employment ended, an AT&T Controlled Person; provided, that an individual who is a Transferred Individual as defined in the Lucent EBA shall not be considered an AT&T Individual under this sentence. An alternate payee under a QDRO or alternate recipient under a QMCSO with respect to, or a beneficiary or covered dependent of, an employee or former employee described in the preceding sentence shall also be an AT&T Individual with respect to that employee's or former employee's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary, or covered dependent shall not otherwise be considered an AT&T Individual with respect to his or her own benefits under any applicable Plans unless he or she is an AT&T Individual by virtue of the first sentence of this definition. In addition, AT&T and NCR may designate, by mutual agreement, any other individuals, or group of individuals, as AT&T Individuals. An individual may be an AT&T Individual pursuant to this definition regardless of whether such individual is, as of the NCR Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to any Plan, and regardless of whether, as of the Close of the NCR Distribution Date, such individual is then receiving any benefits from any AT&T Plan or NCR Plan.

         1.6 AT&T INDIVIDUAL AGREEMENT means an Individual Agreement with an AT&T Individual.

         1.7 AT&T PLAN means any Plan that is, Immediately after the NCR Distribution Date, sponsored by AT&T or a Person that is then an AT&T Controlled Person or, if such Plan is no longer in existence Immediately after the NCR Distribution Date, was, at the time it ceased to exist, sponsored by AT&T or a Person that is, Immediately after the NCR Distribution Date, an AT&T Controlled Person or a direct or indirect predecessor to such a Person.

         1.8 AT&T SHORT TERM INCENTIVE PLANS means the AT&T Short Term Incentive Plan and the AT&T Management Incentive Compensation Program.

         1.9 AT&T STOCK VALUE means the average of the daily high and low per-share prices of the AT&T Common Stock as traded regular way on the NYSE during each of the five trading days immediately preceding the NCR Distribution Date.



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         1.10 ATTIMCO means AT&T Investment Management Corporation, a Delaware corporation.

         1.11 AWARD means an award under a Long Term Incentive Plan or a Short Term Incentive Plan.

         1.12 CLOSE OF THE NCR DISTRIBUTION DATE means 11:59:59 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the NCR Distribution Date.

         1.13 CODE means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

         1.14 DISTRIBUTION AGREEMENT is defined in the sixth paragraph of the preamble of this Agreement.

         1.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.

         1.16 FIRST TRANSFER is defined in Section 3.1(c)(iii).

         1.17 IMMEDIATELY AFTER THE NCR DISTRIBUTION DATE means 12:00 A.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the day after the NCR Distribution Date.

         1.18 INDIVIDUAL AGREEMENT means an individual contract or agreement (including the agreements listed on Schedule II) entered into before the Close of the NCR Distribution Date between AT&T, or any of its past or present Affiliates (including NCR and its past or present Affiliates) and an NCR Individual or an AT&T Individual that establishes the right of such individual to special executive compensation or benefits, including a supplemental pension benefit, hiring bonus, loan, guaranteed payment, special allowance, tax equalization or disability benefit, or share units granted (and payable in the form of cash or otherwise) under an individual phantom share agreement, or that provides benefits similar to those identified in Schedule I.

         1.19 LONG TERM INCENTIVE PLAN, when immediately preceded by "AT&T," means any of the AT&T 1984 Stock Option Plan, the AT&T 1987 Long Term Incentive Program, and such other stock-based incentive plans assumed by AT&T by reason of merger, acquisition, or otherwise, including incentive plans of NCR, Teradata Corporation, AT&T Wireless Services, Inc. (formerly McCaw Cellular Communications, Inc.), and LIN Broadcasting Corporation, and when immediately preceded by "NCR," means the long term incentive plan to be established by NCR pursuant to Section 4.3(a).

         1.20 LTIT means the Long-Term Investment Trust established pursuant to the LTIT Agreement.

         1.21 LTIT AGREEMENT means the Agreement of Trust Establishing the Long-Term Investment Trust and Constituting the Amendment and Restatement of the AT&T Master Pension Trust Agreement and Conversion Thereof, effective as of October 1, 1996, as amended from time to time.


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         1.22  LTIT REDEMPTION is defined in Section 3.1(c)(ii).

         1.23 LUCENT EBA means the Employee Benefits Agreement between AT&T and Lucent dated as of February 1, 1996 and amended and restated as of March 29, 1996.

         1.24 MPT means the AT&T Master Pension Trust established pursuant to the MPT Agreement.

         1.25 MPT AGREEMENT means the AT&T Master Pension Trust Agreement dated as of October 1, 1996 between AT&T, Citibank, N.A., and certain other banks, trust companies or individuals identified therein, as amended from time to time.

         1.26  MPT WITHDRAWAL is defined in Section 3.1(c)(iii).

         1.27  NCR ALLOCABLE SHARE is defined in Section 3.1(c)(ii).

         1.28 NCR CONTROLLED PERSON as of a specified time means any Person that is, at such time, a Subsidiary of NCR or is otherwise controlled, directly or indirectly, by NCR.

         1.29 NCR EMPLOYEE means an NCR Individual who is described in clause
(a) of the definition of NCR Individual, or, to the extent relevant, an alternate payee under a QDRO or alternate recipient under a QMCSO with respect to, or a beneficiary or covered dependent of, such an NCR Individual.

         1.30 NCR EXECUTIVE BENEFIT PLANS means the executive benefit and nonqualified plans, programs, and arrangements established, maintained, agreed upon, or assumed, before the Close of the NCR Distribution Date, by NCR or any Person that is, Immediately after the NCR Distribution Date, an NCR Controlled Person, for the benefit of AT&T Individuals and/or NCR Individuals who participated therein, including the plans listed in Schedule III.

         1.31 NCR INDIVIDUAL means any individual who, as of the Close of the NCR Distribution Date: (a) is actively employed by, or on a leave of absence from, NCR or a Person that is, as of the Close of the NCR Distribution Date, an NCR Controlled Person; or (b) is neither actively employed by, nor on a leave of absence from, NCR or a Person that is, as of the Close of the NCR Distribution Date, an NCR Controlled Person, but whose most recent active employment with AT&T or a past or present Affiliate of AT&T (including NCR and its Affiliates) was with either NCR or a Person that was, at the time such active employment ended, or is, as of the Close of the Distribution Date, an NCR Controlled Person. An alternate payee under a QDRO or alternate recipient under a QMCSO with respect to, or a beneficiary or covered dependent of, an employee or former employee described in the preceding sentence shall also be an NCR Individual with respect to that employee's or former employee's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary, or covered dependent shall not otherwise be considered an NCR Individual with respect to his or her own benefits under any applicable Plans unless he or she is an NCR Individual by virtue of the first sentence of this definition. In addition, AT&T and NCR may designate, by mutual agreement, any other individuals, or group of individuals, as NCR Individuals. An individual may be an NCR Individual pursuant to this definition regardless of whether such individual is, as of the NCR Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to any Plan, and regardless of whether, as of the Close of



                                      -4-
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the NCR Distribution Date, such individual is then receiving any benefits from any AT&T Plan or NCR Plan.

         1.32 NCR INDIVIDUAL AGREEMENT means an Individual Agreement with an NCR Individual.

         1.33 NCR PENSION PLANS means The NCR Pension Plan, The Retirement Plan for Employees of NCR Corporation at Dayton, Ohio Represented by the Independent Union of NCR Corporation Guards, and all predecessors to either of such Plans, including Plans that have been merged into either of such Plans.

         1.34 NCR PLAN means any Plan that is, Immediately after the Distribution Date, sponsored by NCR or a Person that is then an NCR Controlled Person or, if such Plan is no longer in existence Immediately after the NCR Distribution Date, was, at the time it ceased to exist, sponsored by NCR or a Person that is, Immediately after the NCR Distribution Date, an NCR Controlled Person or a direct or indirect predecessor to such a Person.

         1.35  NCR SAVINGS PLAN means the NCR Savings Plan.

         1.36 NCR SERPS means all NCR Plans that are or were "employee pension benefit plans" within the meaning of Section 3(2) of ERISA that are not qualified under Section 401(a) of the Code, including the NCR Corporation Nonqualified Excess Plan, the NCR Corporation Executive Retirement, Death and Disability Plan, the NCR Mid-Career Hire Supplemental Pension Plan, the Supplemental Plan for Transfers Between AT&T and NCR, and the Retirement Plan for Officers of NCR.

         1.37 NCR SHORT TERM INCENTIVE PLANS means the NCR Management Incentive Plan and the NCR Customer Delight Performance Award Program.

         1.38 NCR STOCK VALUE means the average of the daily high and low per-share prices of the NCR Common Stock as traded on the NYSE, on a when-issued basis, during each of the five trading days immediately preceding the NCR Distribution Date.

         1.39 OPTION, when immediately preceded by "AT&T," means an option to purchase AT&T Common Stock and when immediately preceded by "NCR," Option means an option to purchase NCR Common Stock, in each case pursuant to a Long Term Incentive Plan.

         1.40 PLAN means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy or other agreement or funding vehicle providing benefits to employees or former employees of AT&T and its past or present Affiliates (including NCR and its Affiliates).

         1.41 PRIOR MPT means the AT&T Master Pension Trust which was the predecessor to, and was converted into, the LTIT.

         1.42 QDRO means a domestic relations order which qualifies under Code
Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under any AT&T Plan or NCR Plan.


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
         1.43 QMCSO means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under an AT&T Plan or NCR Plan.

         1.44 RATIO means the amount obtained by dividing the AT&T Stock Value by the NCR Stock Value.

         1.45  SECOND TRANSFER is defined in Section 3.1(c)(iii).

         1.46  SEGREGATED ASSETS is defined in Section 3.1(c)(iii).

         1.47 SEPARATION AND DISTRIBUTION AGREEMENT is defined in the third paragraph of the preamble of this Agreement.

         1.48 SPLIT DOLLAR LIFE INSURANCE means the life insurance policies purchased by AT&T on behalf of certain individuals under the AT&T Senior Management Individual Life Insurance Program and the AT&T Senior Management Basic Life Insurance Program, with respect to which such individuals (or their assignees or delegates) have executed collateral assignments for the benefit of AT&T.

         1.49  SPREAD is defined in Section 4.3(b)(iv).

         1.50 SUPPLEMENTAL PENSION PLAN FOR TRANSFERS means the NCR Supplemental Pension Plan for Transfers between AT&T and NCR.

         1.51  U.S. means the 50 United States and the District of Columbia.

         1.52  VALUE is defined in Section 4.3(b)(iv).

                                   ARTICLE II
                               GENERAL PRINCIPLES

         2.1 ALLOCATION OF LIABILITIES. (a) NCR hereby assumes or retains, as applicable, and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, and to indemnify the AT&T Indemnitees from and against, pursuant to Section 4.2 of the Distribution Agreement, all of the following (regardless of when or where such Liabilities arose or arise or were or are incurred), except to the extent otherwise specified in Section 2.1(b) below and in the agreement entered into pursuant to Section 6.1 with respect to Foreign Plans: (i) all Liabilities to or relating to NCR Individuals relating to, arising out of or resulting from employment by AT&T or any Person that was, at the time of such employment, an AT&T Controlled Person, which employment occurred before the Close of the NCR Distribution Date; (ii) all Liabilities to or relating to NCR Individuals and other employees or former employees of NCR or any Person that was, at the time of such employment, an NCR Controlled Person, and their dependents and beneficiaries, relating to, arising out of or resulting from employment with NCR or an NCR Controlled Person before, at or after the Close of the NCR Distribution Date (including Liabilities under NCR Plans);
(iii) all Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with NCR or any Person that was, at the time of such actual or alleged employment, an NCR Controlled Person; (iv) all other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by NCR, or an NCR Plan pursuant to this Agreement; and (v) all Liabilities relating to, arising out of or resulting from NCR Plans.

                  (b) AT&T hereby assumes or retains, as applicable, and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, and to indemnify the NCR Indemnitees from and against, pursuant to
Section 4.3 of the Distribution Agreement, all of the following (regardless of when or where such Liabilities arose or arise or were or are incurred) except to the extent otherwise specified in the agreement entered into pursuant to Section
6.1 with respect to Foreign Plans: (i) all Liabilities to or relating to AT&T Individuals relating to, arising out of or resulting from employment by AT&T, any Person that was, at the time of such employment, an AT&T Controlled Person, NCR or any Person that was, at the time of such employment, an NCR Controlled Person, which employment occurred before the Close of the NCR Distribution Date, other than Liabilities relating to, arising out of or resulting from NCR Plans;
(ii) all Liabilities relating to, arising out of or resulting from written AT&T Plans in accordance with their terms, to the extent neither of NCR nor any NCR Plan is expressly made responsible for such Liabilities pursuant to this Agreement; and (iii) any other Liabilities relating to, arising out of or resulting from obligations, liabilities and responsibilities expressly assumed or retained by AT&T or an AT&T Plan pursuant to this Agreement.

         2.2 TRANSFERRED EXECUTIVES. The individuals listed on Schedule IV shall become employees of, and shall be transferred to the payroll of, NCR or a Person that is, at the time of such transfer, an NCR Controlled Person, as soon as practicable after the date hereof, but in any event no later than the Close of the NCR Distribution Date, and shall therefore be considered "NCR Individuals" as of the Close of the NCR Distribution Date.


                                   ARTICLE III
                                 QUALIFIED PLANS

         3.1  NCR PENSION PLANS.

                  (a) NAMED FIDUCIARY FOR NCR PENSION PLANS. NCR hereby represents and warrants to AT&T that (i) the NCR Pension Plans as defined herein constitute, as of the date hereof, all of the defined benefit pension plans sponsored by NCR and the Persons that are, as of the date hereof, NCR Controlled Persons, all other such plans having been merged into the NCR Pension Plan on or before November 15, 1996, (ii) each NCR Pension Plan has been amended to provide that NCR is the named fiduciary of such NCR Pension Plan, and that AT&T is not the named fiduciary of such NCR Pension Plan, in each case for purposes of negotiating the terms and conditions of this Section 3.1 and entering into this Agreement, and (iii) that it has delivered to AT&T true, correct and complete copies of such amendments and the resolutions of its Board of Directors authorizing such amendments and providing for the delegation of the authority to act in such fiduciary capacity by NCR to individual employees of NCR. As soon as practicable after the Close of the NCR Distribution Date, and in any event before the Second Transfer, NCR shall seek to have its Board of Directors ratify such amendments and resolutions.

                  (b) PRE-DISTRIBUTION ACTIONS BY NCR. NCR shall take all actions necessary or appropriate so that before the Close of the NCR Distribution Date: (i) one or more individuals or entities are appointed in place of AT&T as named fiduciary under the NCR Pension Plans; (ii) appropriate trustees, custodians, investment managers and other fiduciaries with respect to the NCR Pension Plans have been appointed, so as to permit the LTIT

Redemption and the MPT Withdrawal to occur promptly in accordance with this
Section 3.1; (iii) NCR shall have entered into an Investment Advisory Agreement with ATTIMCO providing for the management of the assets of the NCR Pension Plans by ATTIMCO during the period from Immediately after the NCR Distribution Date until the completion of the LTIT Redemption and the MPT Withdrawal in accordance with this Section 3.1; and (iv) NCR shall have taken all such actions with respect to the assets identified on Schedule V hereto as ATTIMCO shall reasonably require.

                 (c)  TRANSFER OF ASSETS OF NCR PENSION PLANS FROM LTIT AND MPT.

                           (i) LTIT REDEMPTION AND MPT WITHDRAWAL. AT&T shall
take all actions necessary or appropriate to accomplish the LTIT Redemption, and AT&T and NCR shall take all steps necessary or appropriate to accomplish the MPT Withdrawal, in each case in accordance with this Section 3.1(c) as promptly as practicable after the later of (A) the Close of the NCR Distribution Date and
(B) the completion of the ratification referred to in the last sentence of
Section 3.1(a) and all actions required to be taken pursuant to Section 3.1(b).

                           (ii) VALUATION OF LTIT ASSETS; LTIT REDEMPTION. Under
the terms of the LTIT Agreement, the Total Asset Value and Net Asset Value (as those terms are defined in the LTIT Agreement) of the assets of the LTIT will be determined by ATTIMCO, in its capacity as named fiduciary of the LTIT, as of December 31, 1996. As part of such determination process, ATTIMCO shall also determine the portion of such Net Asset Value that represents the share allocable to the NCR Pension Plans in the LTIT through their interests in the MPT (the "NCR Allocable Share") in accordance with the terms of the LTIT Agreement. Such determinations shall be audited by Coopers & Lybrand in accordance with the normal valuation procedures for the LTIT. AT&T, in its capacity as Authorized Fiduciary (within the meaning of the LTIT Agreement) for the MPT, shall then direct ATTIMCO, in its capacity as named fiduciary of the LTIT, to redeem, pursuant to Section 7.2 of the LTIT Agreement, a portion of the MPT's allocable share of the assets of the LTIT having a value, as of December 31, 1996, at least equal to the NCR Allocable Share (the "LTIT Redemption"). Such assets shall consist of a mix of assets satisfying the requirements of
Schedule VI hereto (as such Schedule may be amended hereafter by written agreement between AT&T and NCR). AT&T and NCR acknowledge that the LTIT Redemption may be subject, in whole or in part, to the consent of Lucent, in its capacity as Authorized Fiduciary (within the meaning of the LTIT) of certain plans participating in the LTIT, and agree to use reasonable best efforts to obtain any such required consent, but failure to obtain such consent shall not be considered a violation hereof.

                           (iii) WITHDRAWAL FROM MPT. AT&T (in its capacity as
named fiduciary of the MPT) shall cause the assets received by the MPT pursuant to the LTIT Redemption to be segregated upon such receipt in anticipation of the MPT Withdrawal. Such assets, together with the proceeds of any sale of such assets, any other assets in which such proceeds may be reinvested, and any dividends, interest, distributions and other income realized from such assets, proceeds and other assets, in each case during the period from their receipt by the MPT until they are transferred to the trustee(s) of the NCR Pension Plans as hereinafter provided, are referred to collectively as the "Segregated Assets." AT&T and NCR shall then direct the withdrawal of the NCR Pension Plans from the MPT pursuant to Section 5(c) of MPT Agreement (the "MPT Withdrawal") in exchange for all or a portion of the Segregated Assets, as set forth below. The transfer of Segregated Assets from the trustee of the MPT to the trustee(s) of the NCR Pension Plans pursuant to the MPT Withdrawal shall occur in two steps. The first step (the "First Transfer") shall be a transfer of a portion of the Segregated Assets selected by ATTIMCO (in its capacity as a fiduciary of the MPT) that it determines to have a value, as of December 31, 1996, equal to approximately 90 percent of the NCR Allocable Share. The second step (the "Second Transfer") shall be a transfer of additional Segregated Assets selected by ATTIMCO (in its capacity as a fiduciary of the MPT), such that the Segregated Assets transferred to the trustee(s) of the NCR Pension Plans in the First Transfer and the Second Transfer (I) have a value, as of December 31, 1996, equal to the NCR Allocable Share, and (II) constitute a mix of assets satisfying the requirements of
Schedule VI hereto. No adjustment shall be made to the assets so transferred as a result of any diminishment in the value of the Segregated Assets after December 31, 1996.

                           (iv) ACCEPTANCE OF ASSET TRANSFER. The completion of
the First Transfer and the Second Transfer shall be subject in each case to the receipt by ATTIMCO, from NCR and each of the recipient trustee(s) of the NCR Pension Plans, of a Receipt and Release substantially in the forms attached hereto as Exhibits A and B, respectively (with such modifications as may be agreed to by ATTIMCO). NCR hereby agrees to give Receipts and Releases substantially in such forms unless it determines in good faith that either (I) AT&T or ATTIMCO has failed to comply with the requirements of this Section 3.1(c) or (II) it is required by ERISA to withhold such Receipts and Releases.

                  (d)  RELEASE AND ASSUMPTION OF LIABILITIES.

                           (i) RELEASES. Effective Immediately after the NCR
Distribution Date, NCR does hereby, for itself and each other member of the NCR Group, their respective Affiliates (other than any member of the AT&T Services Group (as defined in the Separation and Distribution Agreement) or the Lucent Group), successors and assigns, and all Persons who at any time prior to the NCR Distribution Date have been shareholders, directors, officers, agents or employees of any member of the NCR Group (in each case, in their respective capacities as such), remise, release and forever discharge AT&T, the members of the AT&T Services Group, their respective Affiliates (other than any member of the NCR Group), successors and assigns, and all Persons who at any time prior to the NCR Distribution Date have been shareholders, directors, officers, agents or employees of any member of the AT&T Services Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever relating to or arising out of the participation by any of the NCR Pension Plans in the MPT or the Prior MPT or the participation by the MPT in the LTIT; provided that the foregoing shall not release AT&T from the obligation to carry out the First Transfer and the Second Transfer in accordance with Section 3.1(c) above.

                           (ii) ASSUMPTION OF LIABILITIES. Without limiting the
generality of Section 2.1 above, NCR hereby assumes or retains, as applicable, and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms: (A) all Liabilities relating to, arising out of or resulting from the administration, or investment of the assets of, any of the NCR Pension Plans; (B) all other Liabilities relating to, arising out of or resulting from any of the NCR Pension Plans; and (C) NCR's allocable share of any amounts which AT&T or any Affiliate of AT&T pays to any fiduciary of the MPT, the Prior MPT or the LTIT pursuant to any obligation to indemnify such fiduciary with respect to actions or omissions occurring while assets of any of the NCR Pension Plans were held in the MPT, the Prior MPT or the LTIT, as applicable; such allocable share to equal a percentage of such amounts paid by AT&T or such Affiliate equal to the average percentage of the total value of the assets of the MPT, the Prior MPT or the LTIT, as applicable, during the period of time when such actions or omissions occurred, that was allocable to the NCR Pension Plans.

         3.2 NCR SAVINGS PLAN. (a) REPLACEMENT FIDUCIARIES. NCR shall take all steps necessary and appropriate, including the amendment of the plan document and related trust agreement, so that effective no later than Immediately after the NCR Distribution Date, one or more individuals or entities appointed by NCR shall (i) replace AT&T in all of its capacities under the NCR Savings Plan, including as named fiduciary with respect to investment, reinvestment and administration of assets and with respect to the power to remove and replace trustees and investment managers, and (ii) replace or be reappointed as the trustee, investment managers, custodians and other fiduciaries with respect to the NCR Savings Plan.

                  (b) RELEASE. Effective Immediately after the NCR Distribution Date, NCR does hereby, for itself and each other member of the NCR Group, their respective Affiliates (other than any member of the AT&T Services Group (as defined in the Separation and Distribution Agreement)), successors and assigns, and all Persons who at any time prior to the NCR Distribution Date have been shareholders, directors, officers, agents or employees of any member of the NCR Group (in each case, in their respective capacities as such), remise, release and forever discharge AT&T, the members of the AT&T Services Group, their respective Affiliates (other than any member of the NCR Group), successors and assigns, and all Persons who at any time prior to the NCR Distribution Date have been shareholders, directors, officers, agents or employees of any member of the AT&T Services Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever relating to or arising out of the NCR Savings Plan.


                                   ARTICLE IV
                               EXECUTIVE BENEFITS

         4.1 GENERAL. Effective Immediately after the NCR Distribution Date, except as otherwise specified in this Article IV and in Section 5.2 hereof: (a) NCR shall be solely responsible for all Liabilities to or with respect to NCR Individuals under all AT&T Executive Benefit Plans; (b) AT&T shall be solely responsible for all Liabilities to or with respect to AT&T Individuals under all NCR Executive Benefit Plans; (c) no NCR Individuals shall continue to participate in or to accrue benefits under any AT&T Executive Benefit Plans; and
(d) no AT&T Individuals shall continue to participate in or to accrue benefits under any NCR Executive Benefit Plans.

         4.2  NONQUALIFIED PLANS.

                  (a) NCR SERPS. NCR shall cause the Supplemental Pension Plan for Transfers to be amended, effective Immediately after the NCR Distribution Date, to provide that no individual will be eligible to participate therein as a result of or with respect to transfers of employment from AT&T or a Person that is, at the time of such transfer, an AT&T Controlled Person to NCR or a Person that is, at the time of such transfer, an NCR Controlled Person, or vice versa, occurring after the Close of the NCR Distribution Date. NCR shall remain solely responsible for all Liabilities to or relating to NCR Individuals under the Supplemental Pension Plan for Transfers, and for all Liabilities for benefits accrued by AT&T Individuals through the Close of the Distribution Date under the NCR SERPs.

                  (b) AT&T SERPS. AT&T shall remain solely responsible for all Liabilities for benefits accrued by NCR Individuals through the close of the Distribution Date under the AT&T Mid-Career Pension Plan and the AT&T Non-Qualified Pension Plan.

         4.3  AT&T LONG TERM INCENTIVE PLANS.

                  (a) GENERAL. NCR shall use its reasonable best efforts to take all actions necessary or appropriate (including obtaining consents of affected individuals) so that each outstanding Award granted under any AT&T Long Term Incentive Plan held by any NCR Employee shall be replaced to the extent required by this Section 4.3 with an Award based on NCR Common Stock. Effective Immediately after the NCR Distribution Date, (i) NCR shall establish a Long Term Incentive Plan providing for awards to employees of NCR and its Affiliates based upon NCR Common Stock, (ii) NCR shall be solely responsible for all Liabilities under the AT&T Long Term Incentive Plan to NCR Employees, and (iii) AT&T shall remain solely responsible for all Liabilities under the AT&T Long Term Incentive Plan to NCR Individuals who are not NCR Employees.

                  (b)  NCR EMPLOYEES.

                           (i) STOCK OPTIONS. NCR shall cause each Award
consisting of an AT&T Option that is outstanding and held by an NCR Employee as the Close of the NCR Distribution Date to be replaced, effective Immediately after the NCR Distribution Date, with an NCR Option. Such NCR Option shall provide for the purchase of a number of shares of NCR Common Stock equal to the number of shares of AT&T Common Stock subject to such AT&T Option as of the Close of the NCR Distribution Date, multiplied by the Ratio, and then rounded down to the nearest whole share. NCR shall pay to the holder of such replacement Award, at the time of such replacement, cash in lieu of any fractional share equal to the product of (A) the fraction represented by such fractional share times (B)(1) the excess of the NCR Stock Value over (2) the per-share exercise price of such AT&T Option as the Close of the NCR Distribution Date divided by the Ratio. The per-share exercise price of such NCR Option shall equal the per-share exercise price of such AT&T Option as of the Close of the NCR Distribution Date divided by the Ratio. Each such NCR Option shall otherwise have the same terms and conditions as were applicable to the corresponding AT&T Option as of the Close of the NCR Distribution Date, except that references to AT&T and its Affiliates shall be amended to refer to NCR and its Affiliates.

                           (ii) PERFORMANCE SHARES AND STOCK UNITS. NCR shall
cause each Award consisting of AT&T performance shares or AT&T stock units that is outstanding and held by an NCR Employee as of the Close of the NCR Distribution Date to be replaced, effective Immediately after the NCR Distribution Date, with a new performance share award or a new stock unit award, as the case may be, consisting of a number of NCR performance shares or NCR stock units, as the case may be, equal to the number of AT&T performance shares or AT&T stock units, as the case may be, constituting such Award as of the Close of the NCR Distribution Date, multiplied by the Ratio, and then rounded down to the nearest whole share. NCR shall pay to the holder of such replacement Award, at the time of such replacement, cash in lieu of any fractional share based on the NCR Stock Value. Each such replacement Award shall otherwise have the same terms and conditions as were applicable to the corresponding AT&T Award as of the Close of the NCR Distribution Date, except that references to AT&T and its Affiliates shall be amended to refer to NCR and its Affiliates and dividend equivalent payments, if any, with respect to dividends, the record date for which is after the Close of the NCR Distribution Date shall be paid with reference to dividends, if any, on NCR Common Stock.

                           (iii) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.
NCR shall cause each Award that consists of non-vested restricted shares of AT&T Common Stock or restricted stock units relating to shares of AT&T Common Stock that is outstanding and held by an NCR Employee as of the Close of the NCR Distribution Date, other than the Awards described in Schedule VII, to be replaced, effective Immediately after the NCR Distribution Date, with either a replacement Award described below or such other form of compensation not based on NCR Common Stock as NCR shall determine. Any such replacement Award shall be a new Award consisting of a number of non-vested restricted shares of NCR Common Stock and/or restricted stock units relating to shares of NCR Common Stock equal to the number of non-vested restricted shares or restricted stock units of AT&T Common Stock constituting such Award as of the Close of the NCR Distribution Date multiplied by the Ratio, and then rounded down to the nearest whole share. NCR shall pay to the holder of any such replacement Award, at the time of such replacement, cash in lieu of any fractional share based on the NCR Stock Value. Each such replacement Award shall otherwise have the same terms and conditions as were applicable to the corresponding AT&T Award as of the Close of the NCR Distribution Date, except that references to AT&T and its Affiliates shall be amended to refer to NCR and its Affiliates and dividend equivalent payments, if any, with respect to dividends, the record date for which is after the NCR Distribution Date shall be paid with reference to dividends, if any, on NCR Common Stock.

                           (iv) CHARGEBACK. If, at any time after the Close of
the NCR Distribution Date, AT&T is required to deliver shares of AT&T Common Stock, or shares of AT&T Common Stock vest, pursuant to an Award that NCR fails to replace pursuant to this Section 4.3 or an Award listed on Schedule VII, NCR shall pay AT&T the following amounts: (A) with respect to each such Award that is an AT&T Option, the Spread on such Option; (B) with respect to the vesting or delivery of shares of AT&T Common Stock pursuant to such an Award (other than an AT&T Option), the Value of such AT&T Common Stock on the date of such vesting or delivery and (C) with respect to each such Award, the amount of any withholding taxes with respect thereto which are not paid or reimbursed to AT&T by the holder of such Award. In addition, NCR shall pay AT&T the amount of any payments made by AT&T with respect to fractional shares under any Award that NCR fails to replace pursuant to this Section 4.3 or an Award listed on Schedule VII. AT&T shall bill NCR for such amounts from time to time (but only after the exercise, purchase, vesting, delivery or payment that gives rise to the obligation to make any such payment), and NCR shall pay such amounts promptly after receipt of such bills. The "Spread" on an Option means the excess, if any, of the Value of the purchased shares on the date of exercise of such Option over the price paid for such shares. The "Value" of a share of AT&T Common Stock on a given date means the average of the high and the low per-share prices of the AT&T Common Stock as listed on the NYSE on such date, or if there is no trading on the NYSE on such date, on the most recent previous date on which such trading takes place.

                           (c) NCR INDIVIDUALS WHO ARE NOT NCR EMPLOYEES. Each
Award that is outstanding and held by an NCR Individual other than an NCR Employee as of the Close of the NCR Distribution Date shall remain outstanding Immediately after the NCR Distribution Date in accordance with its terms as applicable as of the Close of the NCR Distribution Date, subject to such adjustments as may be applicable to outstanding Awards held by AT&T Individuals.

         4.4 AT&T SPLIT DOLLAR LIFE INSURANCE. AT&T and NCR shall take all actions necessary or appropriate to assign to NCR, effective Immediately after the NCR Distribution Date, AT&T's rights and interests in the Split Dollar Life Insurance policies under the Senior Management Individual Life Insurance Program and the Senior Management Basic Life Insurance Program issued by Metropolitan Life Insurance Company, Hartford Life Insurance Company, and Confederation Life Insurance Company (or their successors in interest, including Pacific Mutual Life Insurance Company), and any additional split dollar life insurance program that may be implemented by AT&T before the Close of the NCR Distribution Date, with respect to NCR Individuals (such policies, the "Assigned Split Dollar Policies"). Such actions shall include NCR's acceptance of any collateral assignments, policy endorsements or such other documentation executed by or on behalf of NCR Individuals, or any trustee of any trust to which such individual's policy rights or incidents of ownership under the Assigned Split Dollar Policies have been assigned, and NCR's entering into such agreements as may be necessary to fulfill any obligations of AT&T to any insurance company or insurance agent or broker under the Assigned Split Dollar Policies. From and after the date of the assignment of any Assigned Split Dollar Policy to NCR, NCR shall assume and be solely responsible for all Liabilities, and shall be entitled to all benefits, of AT&T under such policy and under the Senior Management Life Insurance Program, the Senior Management Basic Life Insurance Program and any additional split dollar life insurance program that may be implemented by AT&T before the Close of the NCR Distribution Date, as the case may be, with respect to such policies, and any related agreements entered into by NCR Individuals.

         4.5  INDIVIDUAL AGREEMENTS.

                  (a) GENERAL. Except as specifically provided in the next two sentences, NCR shall assume or retain, as the case may be, and be solely responsible for all Liabilities relating to, arising out of or resulting from NCR Individual Agreements, and AT&T shall assume or retain, as the case may be, and be solely responsible for all Liabilities relating to, arising out of or resulting from AT&T Individual Agreements. AT&T shall retain the Liabilities under NCR Individual Agreements specified on Schedule VIII and shall reimburse NCR for the amounts described on Schedule IX when and as such amounts are paid by NCR. NCR shall reimburse AT&T for the amounts described on Schedule X as set forth thereon. For purposes of this Section 4.5, Liabilities relating to, arising out of or resulting from NCR Plans or AT&T Plans without reference to any Individual Agreement shall not be considered to relate to, arise out of or result from any Individual Agreement, even if such Liabilities or Plans are described in such Individual Agreements.

                  (b) PHANTOM SHARE ACCOUNTS. The phantom AT&T Shares credited to each of the phantom share accounts established pursuant to the agreements listed on Schedule XI shall be converted, effective Immediately after the NCR Distribution Date, to a number of phantom NCR Shares equal to the number of such phantom AT&T Shares reflected in such account as of the Close of the NCR Distribution Date multiplied by the Ratio. If AT&T declares any dividend (other than the dividend that effects the NCR Distribution), the record date for which is before the NCR Distribution Date and the payment date for which is after the NCR Distribution Date, each such phantom share account shall be credited with such dividend in accordance with the terms of the relevant agreement listed on
Schedule XI, except that such dividend shall be converted into NCR Common Stock rather than AT&T Common Stock. After the Close of the NCR Distribution Date, the dividends credited to such phantom share accounts shall be determined by reference to dividends on NCR Common Stock rather than AT&T Common Stock.

                                    ARTICLE V
                             MISCELLANEOUS BENEFITS

         5.1 EMPLOYEE STOCK PURCHASE PLAN. NCR shall cause the 1994 Employee Stock Purchase Plan for NCR, and any options that are then outstanding under such Plan, to be terminated no later than the record date for the NCR Distribution.

         5.2 SHORT TERM INCENTIVE PLANS. AT&T shall be solely responsible for all Liabilities to NCR Individuals under the AT&T Short Term Incentive Plans for the 1996 performance year and (if the NCR Distribution Date occurs after December 31, 1996) subsequent performance years, to the extent they participated therein. NCR shall be solely responsible for all Liabilities to AT&T Individuals under the NCR Short Term Incentive Plans for the 1996 performance year and (if the NCR Distribution Date occurs after December 31, 1996) subsequent performance years, to the extent they participated therein.


                                   ARTICLE VI
                           FOREIGN PLANS; INTERCHANGE

         6.1 FOREIGN PLANS. AT&T and NCR shall use reasonable best efforts so that as soon as practicable after the date of this Agreement, AT&T, Lucent and NCR shall enter into an agreement regarding the treatment of employee benefit plans maintained for the benefit of employees outside the U.S. substantially in the form set forth in Exhibit C hereto.

         6.2 INTERCHANGE AGREEMENT. AT&T and NCR shall use reasonable best efforts so that as soon as practicable after the date of this Agreement, AT&T, Lucent and NCR shall enter into an agreement regarding the treatment, for purposes of their respective Plans, of individuals whose employment is transferred between them, which agreement shall be substantially in the form set forth in Exhibit D hereto.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 SHARING OF PARTICIPANT INFORMATION. AT&T and NCR shall share, and shall cause their respective Affiliates to share, with each other and their respective agents and vendors (without obtaining releases) all participant, plan design and other information necessary for the efficient and accurate administration of, compliance with laws and regulations applicable to, and response to inquiries by governmental authorities regarding, the AT&T Plans and the NCR Plans after the Close of the NCR Distribution Date. AT&T and NCR and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. All participant information shall be provided in a manner and medium that is compatible with the data processing systems of AT&T as in effect as of the Close of the NCR Distribution Date, unless otherwise agreed to by AT&T and NCR.

         7.2 NO CHANGE OF CONTROL; NO RIGHTS CREATED; NO RESTRICTIONS. The NCR Distribution shall not be considered to result in a "change of control" of NCR or any Person that is, as of the Close of the NCR Distribution Date, an NCR Controlled Person, or any similar event for purposes of any NCR Plan or NCR Individual Agreement, and NCR shall take all steps necessary or appropriate, including amending any NCR Plan or NCR Individual Agreement or obtaining any necessary approvals or consents, to ensure the foregoing result. No provision of this Agreement or of the Distribution Agreement shall be construed to create any right to any compensation or benefit whatsoever on the part of any NCR Individual, AT&T Individual or other future, present or former employee of AT&T, any of its Affiliates, NCR or any of its Affiliates under any AT&T Plan or NCR Plan or otherwise. Nothing in this Agreement shall preclude AT&T or NCR, at any time after the Close of the NCR Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any AT&T Plan or NCR Plan, as applicable, any benefit under any Plan or any trust, insurance policy or funding vehicle related to any AT&T Plan or NCR Plan, as applicable.

         7.3 EFFECT IF NCR DISTRIBUTION DOES NOT OCCUR. If the NCR Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the NCR Distribution Date, Immediately after the NCR Distribution Date, or otherwise in connection with the NCR Distribution, shall not be taken or occur except to the extent specifically agreed by NCR and AT&T.

         7.4 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         7.5 AFFILIATES. Each of AT&T and NCR shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a Person that is, at the time of such performance, an AT&T Controlled Person or an NCR Controlled Person, respectively.

         7.6 INCORPORATION OF DISTRIBUTION AGREEMENT PROVISIONS. The following provisions of the Distribution Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section 7.6 to an "Article" or "Section " shall mean Articles or Sections of the Distribution Agreement, and, except as expressly set forth below, references in the material incorporated herein by reference shall be references to the Distribution Agreement): Article IV (relating to Mutual Releases and Indemnification);
Section 5.2 (relating to Exchange of Information and Archives); Article VI (relating to Further Assurances and Additional Covenants); Article VII (relating to Termination); and Article VIII (relating to Miscellaneous) other than Section
8.2 (relating to Governing Law).

         7.7 INCORPORATION OF SEPARATION AND DISTRIBUTION AGREEMENT PROVISIONS.
Article IX of the Separation and Distribution Agreement (relating to Arbitration and Dispute Resolution) is hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provision shall apply as if fully set forth herein (references in the material incorporated herein by reference shall be references to the Separation and Distribution Agreement).

         7.8 GOVERNING LAW. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New

York, as to all matters, including matters of validity, construction, effect, performance and remedies.

         7.9 TAX DEDUCTIONS. It is the intention of AT&T and NCR that the party that actually bears the cost (whether directly or indirectly) of making a payment with respect to, or (except as provided below) whose stock is used to satisfy, a Liability governed by this Agreement shall be entitled to any and all tax benefits associated therewith, including the benefit of taking a deduction with respect to such payment or satisfaction for income tax purposes, and shall be obligated to satisfy all tax withholding obligations with respect thereto, and AT&T and NCR agree to take no action inconsistent with such intention. Notwithstanding the foregoing, AT&T and NCR recognize that it is possible that the Internal Revenue Service or another taxing authority will take a different position. Therefore, AT&T and NCR agree that: (a) if either of them is notified by the Internal Revenue Service or another taxing authority that it is taking or proposes to take a different position, the party receiving such notice shall so notify the other; (b) if, when and to the extent that AT&T or a Person that is then an AT&T Controlled Person receives a tax benefit as a result of a payment made by NCR or a Person that is then an NCR Controlled Person with respect to, or the use of NCR Common Stock to satisfy, a Liability governed by this Agreement, AT&T shall pay to NCR, or shall cause such AT&T Controlled Person to pay to NCR, an amount equal to the net tax benefit realized by AT&T or such AT&T Controlled Person, as and when realized; and (c) if and to the extent that NCR or a Person that is then an NCR Controlled Person receives a tax benefit as a result of a payment made by AT&T or a Person that is then an AT&T Controlled Person with respect to, or (except as provided below) the use of AT&T stock to satisfy, a Liability governed by this Agreement, NCR shall pay to AT&T, or shall cause such NCR Controlled Person to pay to AT&T, an amount equal to the net tax benefit realized by NCR or such NCR Controlled Person, as and when realized. For purposes of this Section 7.9, NCR shall be entitled to any and all tax benefits with respect to Awards as to which NCR makes a payment to AT&T required by
Section 4.3(b)(iv) hereof, and AT&T shall not be entitled to any such tax benefits, notwithstanding the fact that its stock is used to satisfy, or it pays cash to satisfy, the Liabilities with respect to such Awards; provided, that AT&T shall be obligated in the first instance to satisfy all tax withholding obligations with respect thereto, subject to reimbursement by NCR pursuant to
Section 4.3(b)(iv) hereof. The net tax benefit to either party resulting from payment or satisfaction of a Liability shall be deemed to equal the excess of
(i) the taxes that would have been paid by such party if such party had not paid or satisfied such Liability over (ii) the taxes that are actually paid by such party.

         7.10 AGREEMENTS WITH THIRD PARTIES. The provisions of this Agreement regarding the allocation of Liabilities are intended only to provide for such allocation as between AT&T and NCR, and shall have no effect on any agreements with respect thereto among AT&T, any of its Affiliates and/or one or more third parties, or among NCR and any of its Affiliates and/or one or more third parties, including the Lucent EBA. To the extent that (i) any Liability assumed or retained by NCR hereunder, (ii) any other Liability accrued under any NCR Plan not specifically assumed by AT&T hereunder, or (iii) any other employee-related Liability primarily related to, arising out of or resulting from the operation of the NCR Business (as conducted at any time prior to, on or after the NCR Distribution Date) not specifically assumed by AT&T hereunder, is subject to the sharing arrangement for Contingent Liabilities under Section 6.3(b)(ii) of the Separation and Distribution Agreement, NCR shall be solely responsible for AT&T's share thereof (as determined pursuant to said Section 6.3(b)(ii)), but no provision of this Agreement shall be deemed to relieve or release Lucent from responsibility for its share thereof (as determined pursuant to said Section 6.3(b)(ii)).

         7.11 NCR TO HONOR AGREEMENTS. NCR shall honor, and shall cause Persons who are, at any time hereafter, NCR Controlled Persons to honor, all obligations to their respective employees and former employees, except to the extent such obligations are expressly assumed by AT&T pursuant to this Agreement. To the extent the obligations referred to in the preceding sentence are obligations pursuant to agreements referred to in Schedule 6.12 to the Agreement and Plan of Merger, dated May 6, 1991, as amended as of July 17, 1991, among AT&T, Subsidiary Corporation and NCR, the individuals who are entitled to third-party beneficiary rights with respect thereto under said Schedule 6.12 shall be entitled to third-party beneficiary rights with respect to the preceding sentence.

                  IN WITNESS WHEREOF, the parties have caused this Employee Benefits Agreement to be duly executed as of the day and year first above written.



                                     AT&T CORP.


                                     By:
                                          -------------------------------
                                     Name:
                                     Title:



                                     NCR CORPORATION


                                     By:
                                          --------------------------------
                                     Name:
                                     Title:

                                   Schedule I
                          AT&T Executive Benefit Plans

AT&T Deferral Accounts AT&T Deferred Severance Accounts AT&T Excess Benefit and Compensation Plan AT&T Financial Counseling Tax Allowance AT&T Long Term Incentive Plans AT&T Mid-Career Pension Plan AT&T Non-Qualified Pension Plan AT&T Savings Plan Lost Company Match Reimbursement and Tax
    Allowance
AT&T Senior Management Basic Life Insurance Program AT&T Senior Management Financial Counseling Program AT&T Senior Management Ground Transportation Program AT&T Senior Management Incentive Award Deferral Plan AT&T Senior Management Individual Life Insurance Program AT&T Senior Management Long-Term Disability and Survivor
    Protection Plan
AT&T Senior Management Telephone Reimbursement Program
AT&T Short Term Incentive Plan
AT&T Special Executive Deferral Accounts
AT&T Tax Allowance for Senior Manager Perquisites

                                   Schedule II
                              Individual Agreements

NCR Individual Agreements:

Letter dated June 7, 1996 to Lars Nyberg from Harold W. Burlingame on behalf of AT&T Letter dated April 18, 1995 to Lars Nyberg from Harold W. Burlingame on behalf of AT&T
Employment Agreement dated as of September 23, 1991 by and among AT&T, NCR and
    John L. Giering, as amended as of November 1, 1996
Letter dated February 18, 1994 to Robert Carpenter from Richard F. Brenner on behalf of NCR
Phantom Share Arrangement for Anthony Fano dated March 1, 1994, as amended as of
    April 18, 1995
Phantom Share Arrangement for Mark V. Hurd dated August 8, 1994, as amended as of February 13, 1995
Phantom Share Arrangement for Werner Sulzer dated July 4, 1995 Agreement and Release dated as of December 1, 1995, by and between AT&T, NCR and
    Richard F. Brenner
Letter effective September 3, 1993 to Richard Brenner from Jerre L. Stead on behalf of NCR
Letter dated July 31, 1992 to Richard F. Brenner from Harold W. Burlingame on behalf of AT&T


AT&T Individual Agreements:

Letter dated July 23, 1996 to Ronald L. Fowinkle from Harold W. Burlingame on behalf of AT&T
Employment Agreement dated as of March 2, 1992, by and between AT&T and Robert R. Carpenter

                                  Schedule III
                           NCR Executive Benefit Plans

NCR Executive Retirement, Death and Disability Plan
NCR Financial Counseling Program
NCR Individual Agreements
NCR Long Term Incentive Program
NCR Management Incentive Plan
NCR Mid-Career Hire Supplemental Pension Plan
NCR Nonqualified Excess Plan
Retirement Plan for Officers of NCR
NCR Supplemental Pension Plan for Transfers Between AT&T and NCR

                                   Schedule IV
                      Individuals to be Transferred to NCR


                                   John Curran
                                Richard H. Evans

                                   Schedule V
                      Assets Referred to in Section 3.1(b)

The facilities leased to NCR that are located in:

                  Mount Joy, Pa. (owned by NACAR of Pennsylvania, Inc.)

                  Viroqua, Wisc. (owned by NACAR of Viroqua, Inc.)

                                   Schedule VI
                      Selection of Assets to be Transferred
                       to Trustee(s) of NCR Pension Plans

The assets transferred to the trustee(s) of the NCR Pension Plans shall represent a portfolio consisting of the following:

Specific dollar amounts (in millions) to be transferred:

         U.S. Equities
                  Invesco                                          $350.0
                  State Street Russell 1000 Index                   540.0
                  Kennedy Capital                                    50.0
                  Axe Houghton                                       50.0

         Fixed Income
                  Mellon Bond*                                     $400.0

         STIF                                                      $ 30.0

Entire accounts to be transferred:

         U.S. Equities
                  Columbus Circle Mid Cap
                  Columbus Circle Small Cap
                  Saratoga II
                  Belmont II
                  Oxford Venture Fund

         International Equities
                  J.P. Morgan Japan

         Fixed Income
                  Equitable (Alliance)

         Real Estate
                  NACAR (Viroqua and Mount Joy)

Remainder of assets in the following approximate proportions:

         1/3 BZW Low Cap
         2/3 SSGA Index


--------
      *Mellon Bond account represents the Salomon Bros. Core +5 Index modified to hold the same sector weights, i.e., Treasuries, Mortgages and Corporates as the Salmon BIG Index.

                                  Schedule VII
                 AT&T Awards Not to Be Replaced with NCR Awards


35,000 Restricted Stock Units granted to Lars Nyberg in September of 1995

                                  Schedule VIII
                  AT&T Liabilities Under Individual Agreements

Obligation to Lars Nyberg pursuant to Section (5) of the letter dated June 7, 1996 to Mr. Nyberg from Harold W. Burlingame on behalf of AT&T, relating to the buyout of his special pension arrangement

                                   Schedule IX
                              Reimbursement of NCR

AT&T shall reimburse NCR for any payments that may become due pursuant to the gross-up provisions of Section 14 of the Employment Agreement dated as of September 23, 1991 by and among AT&T, NCR and John L. Giering. [CONFIRM THAT NCR HAS PAID AND AT&T REIMBURSED NCR FOR, RECORD ACCOUNT PURSUANT TO SECTION 4 AND TAX EQUALIZATIONS PAYMENT PURSUANT TO SECTION 13 OF SUCH AGREEMENT.]

                                   Schedule X
                              Reimbursement of AT&T


NCR shall reimburse AT&T for the amount of cash paid, plus the fair market value on the date of delivery of any shares of AT&T Common Stock delivered, to Ronald
L. Fowinkle pursuant to the AT&T Performance Shares referred to in the third paragraph of the section entitled "Long Term Incentive" of the Letter to Mr. Fowinkle from Harold W. Burlingame dated July 23, 1996.

                                   Schedule XI
                 Agreements Establishing Phantom Share Accounts


Phantom Share Arrangement for Anthony Fano dated March 1, 1994, as amended as of April 18, 1995

Phantom Share Arrangement for Mark V. Hurd dated August 8, 1994, as amended as of February 13, 1995

Phantom Share Arrangement for Werner Sulzer dated July 4, 1995

                                   Exhibit A

                              RECEIPT AND RELEASE

                           [FORM FOR FIRST TRANSFER]

               WHEREAS, AT&T Investment Management Corporation ("ATTIMCO") is the named fiduciary of the Long-Term Investment Trust (the "LTIT") established pursuant to the Agreement of Trust Establishing the Long-Term Investment Trust and Constituting the Amendment and Restatement of the AT&T Master Pension Trust Agreement and Conversion Thereof, effective as of October 1, 1996 (the "LTIT Agreement"); and

               WHEREAS, AT&T Corp. ("AT&T") is the named fiduciary of the AT&T Master Pension Trust (the "MPT" and, together with the LTIT and any successors to either of them (other than [NCR TRUSTS] (the "Receiving Trusts")), the "Distributing Trusts") established pursuant to the AT&T Master Pension Trust Agreement dated as of October 1, 1996 between AT&T, Citibank, N.A., and certain other banks, trust companies or individuals identified therein (the "MPT Agreement"); and

               WHEREAS, The NCR Pension Plan and The Retirement Plan for Employees of NCR Corporation at Dayton, Ohio Represented by the Independent Union of NCR Corporation Guards (together, the "NCR Pension Plans") are Participating Plans (as defined in the MPT Agreement) in the MPT; and

               WHEREAS, pursuant to that certain Employee Benefits Agreement (the "EBA") dated as of November 20, 1996, by and between AT&T and NCR Corporation, AT&T and NCR have agreed that the allocable share of the NCR Pension Plans in the LTIT and the MPT shall be redeemed and withdrawn on terms and conditions set forth in the EBA (references herein to "NCR" shall be deemed to refer to NCR Corporation

                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
and the entities that are, as of the date hereof, NCR Controlled Persons as defined in the EBA); and

               WHEREAS, in compliance with the above-described provisions of the EBA, AT&T, in its capacity as Authorized Fiduciary (within the meaning of the LTIT Agreement) for the MPT, has directed ATTIMCO, in its capacity as named fiduciary of the LTIT, to cause Citibank, N.A. (hereinafter referred to in its capacity as trustee of the LTIT as the "Distributing Trustee") to distribute the property described in Exhibit I hereto (the "Distributive Property") to the MPT, and AT&T, in its capacity as named fiduciary of the MPT, has caused the Distributive Property to be distributed to Citibank, N.A. as trustee of the Receiving Trust (hereinafter referred to in its capacity as trustee of the Receiving Trust as the "Receiving Trustee").

               NOW, THEREFORE, NCR and the Receiving Trustee do hereby acknowledge that the Receiving Trustee has received the Distributive Property, and in consideration of the premises and of the distribution described herein, they do hereby covenant and agree as follows:

               1. The Receiving Trustee does hereby acknowledge receipt of, and NCR does hereby acknowledge that the Receiving Trustee has received, the Distributive Property, and each of them does hereby agree that the Distributive Property constitutes all the property to which the Receiving Trustee is entitled pursuant to the First Transfer, and that such Distributive Property is accepted as is and in full satisfaction of the obligations of AT&T to effect the First Transfer pursuant to the EBA.

               2. The Receiving Trustee does hereby acknowledge and confirm that the Receiving Trust is a qualified trust under Section 401(a) of the Internal Revenue Code of

                                      -2-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

1986, as amended, that the Distributive Property is received by it, not individually, but as trustee pursuant to the agreements creating the Receiving Trust, and that it will hold and administer the Distributive Property in accordance with the terms and provisions of the Receiving Trust.

        3. (a) The Receiving Trustee, individually and as trustee of the Receiving Trust and on behalf of the NCR Pension Plans, and NCR, individually and as sponsor of the NCR Pension Plans, do each hereby remise, release and forever discharge the Released Parties (as defined below) from any and all Liabilities (as defined below) against, in respect of, relating to, arising out of or in any other way connected with the Distributive Property (all of which are hereinafter collectively referred to as the "Released Claims").

            (b) "Released Parties" means: (i) the Distributing Trusts; (ii) AT&T, individually and as trustee and fiduciary of the MPT and of AT&T's Participating Plans(s) in the MPT (as defined in the MPT Agreement) (the "AT&T Plans"); (iii) ATTIMCO, individually and as trustee and fiduciary of the LTIT, the MPT and the AT&T Plans; (iv) all of their respective past, present and future affiliates (other than NCR and Persons who are, as of the date hereof, NCR Controlled Persons), successors and assigns; and (v) all persons who at any time prior to the date hereof have been shareholders, directors, officers, agents or employees of any Persons described in clause (ii), (iii) or (iv), in each case, in their respective capacities as such, and their respective heirs, executors, administrators, successors and assigns.

             (c) "Liabilities" means any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions,

                                      -3-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, action, threatened or contemplated action(including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses (including allocated costs of in-house counsel and other personnel), whatsoever reasonably incurred in investigating, preparing or defending against any such actions or threatened or contemplated actions), order or consent decree of any governmental authority or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking.

        4. The Receiving Trustee, solely in its capacity as trustee of the Receiving Trust, and not individually, does hereby agree that if any Distributing Trust shall hereafter be required to pay any claims or obligations of any kind which shall properly be chargeable in whole or in part against the Distributive Property, the Receiving Trustee will immediately pay to the appropriate trustee of such Distributing Trust the amount of such claims or obligations by such Distributing Trust.

        5. The Receiving Trustee, solely in its capacity as Trustee of the Receiving Trust, and not individually, and NCR, do each hereby agree to indemnify and save and hold the Released Parties harmless from and against any and all Released Claims which any of them may at any time or from time to time sustain or incur or become liable for, except as to any Released Party with respect to any action or inaction on the part of such Released Party constituting breach of fiduciary duty.
                                      -4-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

              6. To the best knowledge of the Receiving Trustee and NCR, there is not, as of the date hereof, any default, claim or other action which the Receiving Trustee or NCR may claim or make against any Released Party based upon breach of fiduciary duty.

              7. The Receiving Trustee and NCR do each represent and warrant to the Released Parties that it has full power and authority to grant the rights, releases, indemnifications and other actions set forth in this Release.

              IN WITNESS WHEREOF, the Receiving Trustee and NCR have each caused these presents to be executed by its duly authorized officers and its
corporate seal to be hereunto affixed as of the      day of           , 1997.
                                                ----        ----------

                                        [Receiving Trustee]



                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

ATTEST:

BY:
    --------------------
    Name:
    Title:

                                        NCR CORPORATION

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

ATTEST:

By:
    --------------------
    Name:
    Title:

                                      -5-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                   Exhibit I

                             Distributive Property
                    Distributed on [DATE OF FIRST TRANSFER]

                                   [DESCRIBE]


















                                      -6-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                   EXHIBIT B

                              RECEIPT AND RELEASE
                              -------------------
                           [FORM FOR SECOND TRANSFER]

            WHEREAS, AT&T Investment Management Corporation ("ATTIMCO") IS the named fiduciary of the Long-Term Investment Trust (the "LTIT") established pursuant to the Agreement of Trust Establishing the Long-Term Investment Trust and Constituting the Amendment and Restatement of the AT&T Master Pension Trust Agreement and Conversion Thereof, effective as of October 1, l966 (the "LTIT Agreement"); and

            WHEREAS, AT&T Corp. ("AT&T") is the named fiduciary of the AT&T Master Pension Trust (the "MPT" and, together with the LTIT and any successors to either of them (other than [NCR TRUSTS] (the "Receiving Trusts")), the "Distributing Trusts") established pursuant to the AT&T Master Pension
Trust Agreement dated as of October 1, 1996 between AT&T, Citibank, N.A., and certain other banks, trust companies or individuals identified therein (the
"MPT Agreement"); and

            WHEREAS, The NCR Pension Plan and The Retirement Plan for Employees of NCR Corporation at Dayton, Ohio Represented by the Independent Union of NCR Corporation Guards (together, the "NCR Pension Plans") are Participating Plans (as defined in the MPT Agreement) in the MPT; and

            WHEREAS, pursuant to that certain Employee Benefits Agreement
(the "EBA") dated as of November 20, 1996, by and between AT&T and NCR Corporation, AT&T and NCR have agreed that the allocable share of the NCR Pension Plans in the LTIT and the MPT shall be redeemed and withdrawn on terms and conditions set forth in the EBA (references herein to "NCR" shall be deemed to refer to NCR Corporation


                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
and the entities that are, as of the date hereof, NCR Controlled Persons as defined in the EBA); and

        WHEREAS, in compliance with the above-described provisions of the EBA, AT&T, in its capacity as Authorized Fiduciary (within the meaning of the LTIT Agreement) for the MPT, has directed ATTIMCO, in its capacity as named fiduciary of the LTIT, to cause Citibank, N.A. (hereinafter referred to in its capacity as trustee of the LTIT as the "Distributing Trustee") to distribute the property described in Exhibit I and II hereto (the ""Distributive Property") to the MPT, and AT&T, in its capacity as named fiduciary of the MPT, has caused the Distributive Property to be distributed to Citibank, N.A. as trustee of the Receiving Trust (hereinafter referred to in its capacity as trustee of the Receiving Trust as the "Receiving Trustee").

        NOW, THEREFORE, NCR and the Receiving Trustee do hereby acknowledge that the Receiving Trustee has received the Distributive Property, and in consideration of the premises and of the distribution described herein, they do hereby covenant and agree as follows:

        1. The Receiving Trustee does hereby acknowledge receipt of, and NCR does hereby acknowledge that the Receiving Trustee has received, the Distributive Property, and each of them does hereby agree that the Distributive Property constitutes all the property to which the Receiving Trustee is entitled pursuant to the withdrawal of the NCR Pension Plans from the MPT, and that such Distributive Property is accepted as is and in full satisfaction of the obligations of AT&T to effect such withdrawal pursuant to the EBA.

        2. The Receiving Trustee does hereby acknowledge and confirm that the Receiving Trust is a qualified trust under Section 401(a) of the Internal Revenue Code of

                                      -2-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

1986, as amended, that the Distributive Property is received by it, not individually, but as trustee pursuant to the agreements creating the Receiving Trust, and that it will hold and administer the Distributive Property in accordance with the terms and provisions of the Receiving Trust.

        3. (a) The Receiving Trustee, individually and as trustee of the Receiving Trust and on behalf of the NCR Pension Plans, and NCR, individually and as sponsor of the NCR Pension Plans, do each hereby remise, release and forever discharge the Released Parties (as defined below) from any and all Liabilities (as defined below) against, in respect of, relating to, arising out of or in any other way connected with the Distributive Property (all of which are hereinafter collectively referred to as the "Released Claims").

            (b) "Released Parties" means: (i) the Distributing Trusts; (ii) AT&T, individually and as trustee and fiduciary of the MPT and of AT&T's Participating Plan(s) in the MPT (as defined in the MPT Agreement) (the "AT&T Plans"); (iii) ATTIMCO, individually and as trustee and fiduciary of the LTIT, the MPT and the AT&T Plans; (iv) all of their respective past, present and future affiliates (other than NCR and Persons who are, as of the date hereof, NCR Controlled Persons), successors and assigns; and (v) all persons who at any time prior to the date hereof have been shareholders, directors, officers, agents or employees of any Person described in clause (ii), (iii) or (iv), in each case, in their respective capacities as such, and their respective heirs, executors, administrators, successors and assigns.

            (c) "Liabilities" means any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities,

                                      -3-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS
including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, action, threatened or contemplated action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses (including allocated costs of in-house counsel and other personnel), whatsoever reasonably incurred in investigating, preparing or defending against any such actions or threatened or contemplated actions), order or consent decree of any governmental authority or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking.

                4. The Receiving Trustees, solely in its capacity as trustee of the Receiving Trust, and not individually, does hereby agree that if any Distributing Trust shall hereafter be required to pay any claims or obligations of any kind which shall properly be chargeable in whole or in part against the Distributive Property, the Receiving Trustee will immediately pay to the appropriate trustee of such Distributing Trust the amount of such claims or obligations by such Distributing Trust.

                5. The Receiving Trustee, solely in its capacity as Trustee of the Receiving Trust, and not individually, and NCR, do each hereby agree to indemnify and save and hold the Released Parties harmless from and against any and all Released Claims which any of them may at any time or from time to time sustain or incur or become liable for, except as to any Released party with respect to any action or inaction on the part of such Released Party constituting breach of fiduciary duty.


                                      -4-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                6. To the best of knowledge of the Receiving Trustee and NCR, there is not, as of the date hereof, any default, claim or other action which the Receiving Trustee or NCR may claim or make against any Released Party based upon breach of fiduciary duty.

                7. The Receiving Trustee and NCR do each represent and warrant to the Released Parties that it has full power and authority to grant the rights, releases, indemnifications and other actions set forth in this Release.

                8. Concurrent with the execution and delivery of this Release, NCR shall cease to be an Employing Company and the NCR Pension Plans shall cease to be Participating Plans (as such terms are defined in the MPT) in the MPT, and NCR and the NCR Pension Plans shall have no further rights, in, to or with respect to the Distributing Trusts.







                                      -5-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

        IN WITNESS WHEREOF, the Receiving Trustee and NCR have each caused these presents to be executed by its duly authorized officers and its corporate
seal to be hereunto affixed as of the     day of       , 1997.
                                     -----      -------

                                        [RECEIVING TRUSTEE]


                                        By:
                                           ------------------------
                                           Name:
                                           Title:

ATTEST:

By:
   ------------------------
   Name:
   Title:

                                        NCR CORPORATION

                                        By:
                                           -------------------------
                                           Name:
                                           Title:

ATTEST:

By:
   -------------------------
   Name:
   Title:







                                      -6-
                         AT&T PROPRIETARY (RESTRICTED)
                 SOLELY FOR THOSE PERSONS HAVING A NEED TO KNOW
                      USE PURSUANT TO COMPANY INSTRUCTIONS

                                   Exhibit I

                             Distributive Property
                    Distributed on [date of First Transfer]

                                   [describe]










                                      -7-
                         AT&T Proprietary (Restricted)
                 Solely for Those Persons Having a Need to Know
                      Use Pursuant to Company Instructions

                                   Exhibit II

                             Distributive Property
                    Distributed on [date of Second Transfer]

                                   [describe]










                                      -8-
                         AT&T Proprietary (Restricted)
                 Solely for Those Persons Having a Need to Know
                      Use Pursuant to Company Instructions

                                                Attorney Work Product
                                                Advice of Counsel
                                                Privileged and Confidential
                                                Draft of 11/20/96


                                   Exhibit C

                                    Form of:
                                    -------

                      FOREIGN EMPLOYEE BENEFITS AGREEMENT

                                     among

                                  AT&T CORP.,

                            LUCENT TECHNOLOGIES INC.

                                      and

                                NCR CORPORATION



                                  Dated as of
                                          , 1996
                               -----------


                         AT&T Proprietary (Restricted)
                 Solely for Those Persons Having a Need to Know
                      Use Pursuant to Company Instructions

                                                ATTORNEY WORK PRODUCT
                                                ADVICE OF COUNSEL
                                                PRIVILEGED AND CONFIDENTIAL
                                                DRAFT OF 11/20/96


                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
ARTICLE I  DEFINITIONS.....................................................   2

  1.1   Affiliates.........................................................   2
  1.2   Ancillary Agreements...............................................   2
  1.3   AT&T...............................................................   2
  1.4   AT&T Controlled Person.............................................   2
  1.5   AT&T Individuals...................................................   2
  1.6   AT&T/Lucent EBA....................................................   2
  1.7   AT&T/NCR EBA.......................................................   2
  1.8   AT&T Transferred Employee..........................................   2
  1.9   Close of the Lucent Distribution Date..............................   2
  1.10  Close of the NCR Distribution Date.................................   2
  1.11  Distribution Agreement.............................................   2
  1.12  Foreign Plan.......................................................   2
  1.13  Immediately after the Lucent Distribution Date.....................   2
  1.14  Legally Permitted..................................................   2
  1.15  Lucent.............................................................   3
  1.16  Lucent Individual..................................................   3
  1.17  NCR................................................................   3
  1.18  NCR Controlled Person..............................................   3
  1.19  NCR Individual.....................................................   3
  1.20  Overlapping Plan...................................................   3
  1.21  Overlapping DB Plans...............................................   3
  1.22  Overlapping DC Plans...............................................   3
  1.23  Plan...............................................................   3
  1.24  Separate Plan......................................................   3
  1.25  Separation and Distribution Agreement..............................   3
  1.26  Transferred Individuals............................................   3

ARTICLE II  GENERAL EFFECT OF THIS AGREEMENT...............................   3

ARTICLE III  SEPARATE PLANS................................................   4

  3.1   Effect of Lucent Distribution......................................   4
  3.2   Effect of NCR Distributions........................................   4

ARTICLE IV  OVERLAPPING PLANS..............................................   4

  4.1   Establishment of Separate Plans....................................   4
  4.2   Overlapping Defined Contribution Plans.............................   4
  4.3   Overlapping Defined Benefit Plans..................................   5
  4.4   Other Funded Plans.................................................   6





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ARTICLE V  SEVERANCE ISSUES................................................   6

ARTICLE VI  GENERAL........................................................   7

  6.1   Sharing of Participant Information.................................   7
  6.2   Interpretation.....................................................   7

Signatures.................................................................   8

Schedule I      Ireland Pension Asset Split

Schedule II     Philippines Pension Asset Split

                                      -ii-






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                      FOREIGN EMPLOYEE BENEFITS AGREEMENT
                                     AMONG
                                  AT&T CORP.,
                            LUCENT TECHNOLOGIES INC.
                                      AND
                                NCR CORPORATION


        This FOREIGN EMPLOYEE BENEFITS AGREEMENT dated as of ____________, 1996, is by and among AT&T Corp. ("AT&T"), Lucent Technologies Inc. ("Lucent") and NCR Corporation ("NCR").

        WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses;

        WHEREAS, in furtherance of the foregoing, AT&T, NCR and Lucent have executed and delivered the Separation and Distribution Agreement (the "Separation and Distribution Agreement") providing for, among other things, the initial public offering of shares of Lucent Common Stock (which was consummated on April 10, 1996) and for the pro rata distribution by AT&T of all of its shares of Lucent Common Stock to the shareholders of AT&T (which was consummated on September 30, 1996);

        WHEREAS, AT&T, NCR and Lucent have also executed and delivered the Ancillary Agreements (as defined in the Separation and Distribution Agreement) governing certain additional matters relating to the Lucent Distribution;

        WHEREAS, the Ancillary Agreements include an Employee Benefits Agreement between AT&T and Lucent, dated as of February 1, 1996 and amended and restated as of March 29, 1996 (the "AT&T/Lucent EBA") allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between AT&T and Lucent;

        WHEREAS, the Board of Directors of AT&T has also determined that AT&T will distribute to its shareholders all of the capital stock of NCR held directly or indirectly by AT&T, subject to the terms and conditions set forth herein;

        WHEREAS, in furtherance of the foregoing, AT&T and NCR have entered into a Distribution Agreement, dated as of November 20, 1996 (the "Distribution Agreement"), and certain other agreements that will govern certain matters relating to the NCR Distribution and the relationship of AT&T and NCR and their respective subsidiaries following the NCR Distribution;

        WHEREAS, such other agreements include an Employee Benefits Agreement between AT&T and NCR dated as of November 20, 1996 (the "AT&T/NCR EBA") allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between AT&T and NCR and their respective Affiliates;



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        WHEREAS, the AT&T/Lucent EBA and the AT&T/NCR EBA each contemplate that the parties thereto will enter into an agreement regarding the treatment of employee benefit plans maintained for the benefit of employees outside the U.S.

        WHEREAS, AT&T, Lucent and NCR wish to enter into this Agreement for that purpose.

        NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

        1.1  AFFILIATES is defined in the Distribution Agreement.

        1.2 ANCILLARY AGREEMENTS is defined in the fourth paragraph of the preamble in this Agreement.

        1.3 AT&T is defined in the first paragraph of the preamble of this Agreement.

        1.4  AT&T CONTROLLED PERSON is defined in the AT&T/NCR EBA.

        1.5  AT&T INDIVIDUALS is defined in the AT&T/NCR EBA.

        1.6 AT&T/LUCENT EBA is defined in the fifth paragraph of the preamble of this Agreement.

        1.7 AT&T/NCR EBA is defined in the eighth paragraph of the preamble of this Agreement.

        1.8  AT&T TRANSFERRED EMPLOYEE is defined in the AT&T/Lucent EBA.

        1.9 CLOSE OF THE LUCENT DISTRIBUTION DATE means the "Close of the Distribution Date" as defined in the AT&T/Lucent EBA.

        1.10 CLOSE OF THE NCR DISTRIBUTION DATE is defined in the AT&T/NCR EBA.

        1.11 DISTRIBUTION AGREEMENT is defined in the seventh paragraph of the preamble of this Agreement.

        1.12 FOREIGN PLAN means any Plan for the benefit of employees outside the 50 United States and the District of Columbia.

        1.13 IMMEDIATELY AFTER THE LUCENT DISTRIBUTION DATE means "Immediately after the Distribution Date" as defined in the AT&T/Lucent EBA.

        1.14 LEGALLY PERMITTED means permitted under the laws of the country, the labor union, works council, or collective agreement, including mandated waiting periods before which working conditions (including benefits) cannot be changed, and upon receiving required agreement from individual employees and/or Plan trustees, foundation boards and

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members, and any other organizations having a recognized right to determine or affect benefits and/or funding of the Foreign Plan in question.

        1.15 LUCENT is defined in the first paragraph of the preamble of this Agreement.

        1.16 LUCENT INDIVIDUAL is defined in the AT&T/Lucent EBA.

        1.17 NCR is defined in the first paragraph of the preamble of this Agreement.

        1.18 NCR CONTROLLED PERSON is defined in the AT&T/NCR EBA.

        1.19 NCR INDIVIDUAL is defined in the AT&T/NCR EBA.

        1.20 OVERLAPPING PLAN means a Foreign Plan in which, as of the relevant date, the [active] participants include employees of more than one of: (a) AT&T and Persons who are then AT&T Controlled Persons; (b) Lucent and the Lucent Entities; and (c) NCR and Persons who are then NCR Controlled Persons. [SUBSEQUENT PROVISIONS MAY NEED REVISION IF BRACKETED LANGUAGE IS KEPT.]

        1.21 OVERLAPPING DB PLANS is defined in Section 4.3(a).

        1.22 OVERLAPPING DC PLANS is defined in Section 4.2.

        1.23 PLAN means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy or other agreement or funding vehicle providing benefits to employees or former employees of AT&T or any of its past or present Affiliates (including Lucent and its Affiliates and NCR and its Affiliates).

        1.24 SEPARATE PLAN means a Foreign Plan which is not an Overlapping
Plan.

        1.25 SEPARATION AND DISTRIBUTION AGREEMENT is defined in the third paragraph of the preamble of this Agreement.

        1.26 Transferred Individuals is defined in the AT&T/Lucent EBA.


                                   ARTICLE II
                        GENERAL EFFECT OF THIS AGREEMENT

        The purpose of this Agreement is to specify the manner in which AT&T, Lucent and NCR will ensure that all Foreign Plans become Separate Plans as soon as practicable after the date hereof, and in particular to provide for any asset transfers that are necessary or appropriate in connection therewith. Except as specifically provided herein, no provision of this Agreement shall be construed as amending in any respect any provision of the AT&T/Lucent EBA (other than Exhibit B thereto) or of the AT&T/NCR EBA.


                                      -3-
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                                  ARTICLE III
                                 SEPARATE PLANS

        3.1 EFFECT OF LUCENT DISTRIBUTION. Effective Immediately after the Lucent Distribution Date or such later date as may be required by applicable law, union or works council agreement, all Separate Plans and Overlapping Plans in which no Transferred Individuals participate shall be the sole responsibility of AT&T and the Persons who are then AT&T Controlled Persons (including NCR and the Persons who are then NCR Controlled Persons), and neither Lucent nor any Lucent Entity shall have any Liability with respect thereto; and all other Separate Plans shall be the sole responsibility of Lucent and the Lucent Entities, and none of AT&T and the Persons who are then AT&T Controlled Persons (including NCR and the Persons who are then NCR Controlled Persons) shall have any Liability with respect thereto.

        3.2 EFFECT OF NCR DISTRIBUTION. Effective Immediately after the NCR Distribution Date or such later date as may be required by applicable law, union or works council agreement, any Separate Plan that covers only AT&T Individuals shall be the sole responsibility of AT&T and the Persons that are then AT&T Controlled Persons, and neither NCR nor any Person that is then an NCR Controlled Person shall have any Liability with respect thereto; and any Separate Plan that covers only NCR Individuals shall be the sole responsibility of NCR and the Persons that are then NCR Controlled Persons, and neither AT&T nor any Person that is then an AT&T Controlled Person shall have any Liability with respect thereto.

                                   ARTICLE IV
                               OVERLAPPING PLANS

        4.1 ESTABLISHMENT OF SEPARATE PLANS. Each of AT&T, Lucent and NCR shall take all steps necessary or appropriate to establish, or cause to be established, such new Foreign Plans and/or to amend existing Foreign Plans as may be necessary to ensure that, no later than Immediately after the NCR Distribution Date, no Foreign Plans are Overlapping Plans. Any new Separate Plan that is so established shall, to the extent it provides the same type of benefits to the same individuals as the corresponding Overlapping Plan in which such individuals participated immediately before such establishment, be substantially identical in all Material Features to such Overlapping Plan.

        4.2 OVERLAPPING DEFINED CONTRIBUTION PLANS. In each of the following jurisdictions, one or more Overlapping Plans that are individual account, defined contribution plans (the "Overlapping DC Plans") have been maintained:
[LIST IS SUBJECT TO REVISION] China; Costa Rica; Hong Kong; India; New Zealand; Puerto Rico; Thailand; United Kingdom; and Venezuela. AT&T, Lucent and NCR shall take all steps necessary or appropriate so that their respective Separate Plans corresponding to such Overlapping DC Plans (i) assume all Liabilities to or with respect to AT&T Individuals, Transferred Individuals and NCR Individuals, respectively, and (ii) receive transfers of corresponding assets from such Overlapping DC Plans.

                                      -4-
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        4.3 OVERLAPPING DEFINED BENEFIT PLAN.

                (a) GENERAL. In each of the following jurisdictions, one or more Overlapping Plans that are defined benefit plans (the "Overlapping DB Plans") have been maintained: [LIST IS SUBJECT TO REVISION] Austria; Germany; Ireland; Japan; the Netherlands; the Philippines; Switzerland; and Taiwan. In addition, in Hong Kong NCR maintains the NCR Hong Kong Pension Plan, which is both an individual account, defined contribution plan and a defined benefit plan. AT&T, Lucent and NCR shall take all steps necessary or appropriate so that their respective Separate Plans corresponding to such Overlapping DB Plans and the NCR Hong Kong Pension Plan (i) except as specifically provided in Section 4.3(f) below, assume all Liabilities to or with respect to AT&T Individuals, Transferred Individuals and NCR Individuals, respectively, and (ii) receive transfers of assets from such Overlapping DB Plans that are funded and from the NCR Hong Kong Pension Plan, in each case in accordance with the provisions of this Section 4.3.

                (b) GERMANY.    AT&T and Lucent shall take all steps necessary
or appropriate so that as soon as practicable after the date of this Agreement, the insurance contracts providing partial funding for the AT&T Deutschland Pension Plan that insure the lives of Transferred Individuals are transferred to the corresponding Separate Plan established by Lucent.

                (c) HONG KONG. Lucent and NCR shall take all steps necessary or appropriate so that, effective no later than Immediately, after the NCR Distribution Date: (i) all assets funding the benefits of Transferred Individuals in the defined contribution portion of the NCR Hong Kong Pension Plan are transferred to the Lucent Hong Kong Provident Fund; and (ii) [ALL ASSETS FUNDING THE BENEFITS OF TRANSFERRED INDIVIDUALS IN THE DEFINED BENEFIT PORTION OR THE NCR HONG KONG PENSION PLAN ARE TRANSFERRED TO THE LUCENT HONG KONG PROVIDENT FUND] [ALL VESTED BENEFITS OF TRANSFERRED INDIVIDUALS UNDER THE NCR HONG KONG PENSION FUND ARE PAID TO SUCH TRANSFERRED INDIVIDUALS.] [IF ASSETS ARE TO BE TRANSFERRED, NEED TO SPECIFY BASIS FOR DETERMINING THE AMOUNT OF ASSETS. IF BENEFITS ARE CASHED OUT, MAKE CLEAR THAT LUCENT ASSUMES ALL RESIDUAL LIABILITIES].

                (d) IRELAND. Lucent and NCR shall take all steps necessary or appropriate so that, effective no later than Immediately after the NCR Distribution Date, there shall be transferred from the NS Ireland Pension Plan to the NCR Ireland Pension Plan, in accordance with Schedule I hereto, assets having an aggregate value equal to the accrued benefit obligation to each participant in the NS Ireland Pension Plan who is an NCR Individual (such value and obligations determined as of the Close of the Lucent Distribution Date, and adjusted as appropriate to reflect income, and realized gains and losses and benefit payments between the Close of the Lucent Distribution Date and the date of the transfer).

                (e) JAPAN. AT&T and Lucent shall take all steps necessary or appropriate so that, effective as soon as practicable after the date of this Agreement, there shall be transferred from the Lucent Japan Pension Plan to the corresponding Separate Plan established by AT&T, assets having a value equal to the accrued benefit obligation to each participant in the Lucent Japan Pension Plan who is not a Transferred Individual, as determined by Nippon Life, subject to the approval of AT&T (which approval shall not be unreasonably withheld).



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                (f)  THE NETHERLANDS.  Lucent and NCR shall take all steps necessary or appropriate so that: (i) as soon as practicable after the date hereof, and effective as of Immediately after the Lucent Distribution Date, all Transferred Individuals who were active members of the NCR Netherlands Pension Scheme shall cease to be active members of that scheme and shall become active members of the corresponding Separate Plan established by Lucent (the "Lucent Netherlands Plan"); (ii) as soon as practicable after the Close of the NCR Distribution Date, if any such Transferred Individual consents in accordance with applicable law, the Lucent Netherlands Plan shall assume all Liabilities to or with respect to such Transferred Individual relating to, arising out of or resulting from the NCR Netherlands Pension Scheme, and shall receive a transfer of assets from the NCR Netherlands Pension Scheme in connection with such assumption of Liabilities as required by applicable law, as determined by the administrators and actuaries of the NCR Netherlands Pension Scheme, subject to the approval of NCR (which approval shall not be unreasonably withheld). Lucent shall use the reasonable best efforts to obtain the consent of all such Transferred Individuals to the assumption of liabilities and transfer of assets described in the preceding sentence. [TREATMENT OF NONACTIVE MEMBERS WHO ARE TRANSFERRED INDIVIDUALS TO BE DETERMINED.]

               (g) THE PHILIPPINES. AT&T and Lucent shall take all steps necessary or appropriate so that, effective as soon as practicable after the date of this Agreement, there shall be transferred from the Lucent Philippines Pension Plan to the corresponding Separate Plan established by AT&T, assets having a value equal to the projected benefit obligation to each participant in the Lucent Philippines Pension Plan who is not a Transferred Individual, determined in accordance with Schedule II hereto, subject to the approval of AT&T (which approval shall not be unreasonably withheld).

               (h)  SWITZERLAND.  [NOT YET DETERMINED.]

               (i) TAIWAN. AT&T and Lucent shall take all steps necessary or appropriate so that, effective as soon as practicable after the date of this Agreement, each of them shall have established a Separate Plan corresponding to the Taiwan retirement indemnity fund administered by Taiwan First Investment Trust (the "Taiwan Overlapping Plan"), and the assets of the Taiwan
Overlapping Plan shall be divided between and transferred to such Separate Plans, with 87% of such assets being transferred to Lucent's Separate Plan and 13% of such assets being transferred to AT&T's Separate Plan.

        4.4    OTHER FUNDED PLANS.  [TO COME]


                                   ARTICLE V
                                SEVERANCE ISSUES

        If under applicable law, any Lucent Individual, Transferred Individual, NCR Individual or AT&T Transferred Employee employed outside the U.S. is deemed to have incurred a termination of employment as a result of the Lucent Distribution or the NCR Distribution or any other transaction contemplated by the Separation and Distribution Agreement, the Distribution Agreement, the AT&T/Lucent EBA, the AT&T/NCR EBA or any other Ancillary Agreement, which entitles such individual to receive any payment or benefit

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under any Foreign Plan, governmental plan or arrangement or pursuant to any law or regulation, including severance benefits, notwithstanding such individual's continued employment by AT&T, a Person that is then an AT&T Controlled Person, Lucent, a Lucent Entity, NCR or a Person that is then an NCR Controlled Person, then notwithstanding any other provision hereof, to the extent Legally Permitted, appropriate adjustments shall be made to the treatment of such individual during such continued employment, including not giving such individual credit for prior service and/or treating such individual as having been newly hired immediately after such deemed termination, for purposes of all applicable Foreign Plans.


                                   ARTICLE VI
                                    GENERAL

        6.1 SHARING OF PARTICIPANT INFORMATION. AT&T, Lucent and NCR shall share, and shall cause their respective Affiliates to share, with each other and their respective agents and vendors (without obtaining releases) all participant, plan design and other information necessary for the efficient and accurate administration of, compliance with laws and regulations applicable to, and response to inquiries by governmental authorities regarding, their respective Foreign Plans. AT&T, Lucent and NCR and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. All participant information shall be provided in a manner and medium that is compatible with the data processing systems of AT&T as in effect of the Close of the Lucent Distribution Date, unless otherwise agreed to by the parties involved.

        6.2 INTERPRETATION. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement. Article, Section, Exhibit, and Schedule references are to the Articles, Sections, Exhibits, and Schedules to this Agreement unless otherwise specified. The word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive.

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

        IN WITNESS WHEREOF, the parties have caused this Foreign Employee Benefits Agreement to be duly executed as of the day and year first above written.

                                        AT&T CORP.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        LUCENT TECHNOLOGIES, INC.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        NCR CORPORATION


                                        By: _____________________________
                                        Name:
                                        Title:

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                                   Schedule I
                          Ireland Pension Asset Split









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                                  Schedule II
                        Philippines Pension Asset Split









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                                   EXHIBIT D




                                    FORM OF:

                             INTERCHANGE AGREEMENT

                                     AMONG

                                  AT&T CORP.,

                            LUCENT TECHNOLOGIES INC.

                                      AND

                                NCR CORPORATION



                                  DATED AS OF
                             ________________, 1996




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                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE I DEFINITIONS ..................................................  2

ARTICLE II AT&T/LUCENT EBA .............................................  4

2.1  General ...........................................................  4
2.2  Liabilities Under Plans ...........................................  4
2.3  Asset Transfers ...................................................  4
2.4  Health and Welfare Plans ..........................................  4
2.5  Short Term Incentive Plans ........................................  4

ARTICLE III AT&T/LUCENT MANAGEMENT INTERCHANGE AGREEMENT ...............  4

3.1  General ...........................................................  4
3.2  Rules of Interpretation ...........................................  5

ARTICLE IV AT&T/LUCENT OCCUPATIONAL INTERCHANGE AGREEMENT ..............  7

4.1  General ...........................................................  7
4.2  Rules of Interpretation ...........................................  7

ARTICLE V AT&T/NCR INTERCHANGE AGREEMENT ...............................  9

ARTICLE VI LUCENT/AGCS INTERCHANGE AGREEMENT ...........................  9

ARTICLE VII SHARING OF PARTICIPANT INFORMATION .........................  9

Signatures ............................................................. 10




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                             INTERCHANGE AGREEMENT
                                     AMONG
                                  AT&T CORP.,
                            LUCENT TECHNOLOGIES INC.
                                      AND
                                NCR CORPORATION

        This INTERCHANGE AGREEMENT dated as of _________, 1996, is by and among AT&T Corp. ("AT&T"), Lucent Technologies Inc. ("Lucent") and NCR Corporation ("NCR").

        WHEREAS, the Board of Directors of AT&T has determined that it is in the best interests of AT&T and its shareholders to separate AT&T's existing businesses into three independent businesses;

        WHEREAS, in furtherance of the foregoing, AT&T, NCR and Lucent have executed and delivered the Separation and Distribution Agreement (the "Separation and Distribution Agreement") providing for, among other things, the initial public offering of shares of Lucent Common Stock (which was consummated on April 10, 1996) and for the pro rata distribution by AT&T of all its shares of Lucent Common Stock to the shareholders of AT&T (which was consummated on September 30, 1996);

        WHEREAS, AT&T, NCR and Lucent have also executed and delivered the Ancillary Agreements (as defined in the Separation and Distribution Agreement) governing certain additional matters relating to the Lucent Distribution;

        WHEREAS, the Ancillary Agreements include an Employee Benefits Agreement between AT&T and Lucent, dated as of February 1, 1996 and amended and restated as of March 29, 1996 (the "AT&T/Lucent EBA") allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between AT&T and Lucent;

        WHEREAS, pursuant to the AT&T/Lucent EBA, AT&T and Lucent have also executed and delivered a Management Interchange Agreement dated as of April 8, 1996 (the "AT&T/Lucent Management Interchange Agreement") and an Occupational Interchange Agreement dated as of April 8, 1996 (the "AT&T/Lucent Occupational Interchange Agreement"), in each case providing for (among other things) the portability of benefits and mutual recognition of service during a limited transition period with respect to certain individuals who terminate employment, or who have terminated employment, with one party or its Affiliates (as defined in the Separation and Distribution Agreement) and who become employees of the other party or its Affiliates;

        WHEREAS, the Board of Directors of AT&T has also determined that AT&T will distribute to its shareholders all of the capital stock of NCR held directly or indirectly by AT&T, subject to the terms and conditions set forth herein;

        WHEREAS, in furtherance of the foregoing, AT&T and NCR have entered into a Distribution Agreement, dated as of November 20, 1996 (the "Distribution Agreement").


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and certain other agreements that will govern certain matters relating to the
NCR Distribution and the relationship of AT&T and NCR and their respective subsidiaries following the NCR Distribution;

        WHEREAS, such other agreements include an Employee Benefits Agreement dated as of November 20, 1996 (the "AT&T/NCR EBA") allocating assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs between AT&T and NCR and their respective Affiliates;

        WHEREAS, AT&T and NCR have previously entered into an Interchange Agreement dated as of September 20, 1991 (the "AT&T/NCR Interchange Agreement") providing for (among other things) mutual recognition for certain purposes of service credit earned and accrued by personnel who are transferred, hired or rehired between AT&T and NCR;

        WHEREAS, AT&T and AG Communication Systems Corporation, a majority owned subsidiary of Lucent, have previously entered into a Second Amended and Restated Interchange Agreement effective as of January 1, 1994 (the "AT&T/AGCS Interchange Agreement");

        WHEREAS, Lucent and AG Communication Systems Corporation have previously entered into an Interchange Agreement effective as of October 1, 1996 (the "Lucent/AGCS Interchange Agreement");

        WHEREAS, it is necessary and appropriate to clarify the interaction between the among certain of the respective provisions of the AT&T/Lucent EBA, the AT&T/NCR EBA, the AT&T/Lucent Management Interchange Agreement, the AT&T/Lucent Occupational Interchange Agreement, the AT&T/NCR Interchange Agreement, the AT&T/AGCS Interchange Agreement and the Lucent/AGCS Interchange Agreement and the effect thereon of the Lucent Distribution and the NCR Distribution;

        WHEREAS, AT&T, Lucent and NCR wish to enter into this Agreement for that purpose.

        NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

        1.1 AFFILIATES is defined in the Separation and Distribution Agreement.

        1.2 AT&T is defined in the first paragraph of the preamble of this Agreement.

        1.3 AT&T ENTITIES is defined in the AT&T/Lucent EBA.

        1.4 AT&T/AGCS INTERCHANGE AGREEMENT is defined in the eleventh paragraph of the preamble of this Agreement.


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        1.5 AT&T/LUCENT EBA is defined in the fifth paragraph of the preamble of this Agreement.

        1.6 AT&T/LUCENT MANAGEMENT INTERCHANGE AGREEMENT is defined in the sixth paragraph of the preamble of this Agreement.

        1.7 AT&T/LUCENT OCCUPATIONAL INTERCHANGE AGREEMENT is defined in the sixth paragraph of the preamble of this Agreement.

        1.8 AT&T/NCR EBA is defined in the ninth paragraph of the preamble of this Agreement.

        1.9 AT&T/NCR INTERCHANGE AGREEMENT is defined in the tenth paragraph of the preamble of this Agreement.

        1.10 CLOSE OF THE LUCENT DISTRIBUTION DATE means the "Close of the Distribution Date" as defined in the AT&T/Lucent EBA.

        1.11 CLOSE OF THE NCR DISTRIBUTION DATE is defined in the AT&T/NCR EBA.

        1.12 DISTRIBUTION AGREEMENT is defined in the eight paragraph of the preamble of this Agreement.

        1.13 LUCENT is defined in the first paragraph of the preamble of this Agreement.

        1.14 LUCENT ENTITIES is defined in the AT&T/Lucent EBA.

        1.15 LUCENT/AGCS INTERCHANGE AGREEMENT is defined in the twelfth paragraph of the preamble of this Agreement.

        1.16 NCR is defined in the first paragraph of the preamble of this Agreement.

        1.17 NCR CONTROLLED PERSONS is defined in the AT&T/NCR EBA.

        1.18 NCR EXECUTIVE BENEFIT PLANS is defined in the AT&T/NCR EBA.

        1.19 NCR INDIVIDUALS is defined in the AT&T/NCR EBA.

        1.20 NCR PENSION PLAN means any "NCR Pension Plan" or the "NCR Successor Pension Plan" as defined in the AT&T/NCR EBA.

        1.21 NCR PLANS is defined in the AT&T/NCR EBA.

        1.22 NCR SAVINGS PLAN is defined in the AT&T/NCR EBA.

        1.23 NCR SERPs is defined in the AT&T/NCR EBA.

        1.24 NCR SHORT TERM INCENTIVE PLANS is defined in the AT&T/NCR EBA.


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        1.25 SEPARATION AND DISTRIBUTION AGREEMENT is defined in the third paragraph of the preamble of this Agreement.

        1.26 SERP means an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is not qualified under Section 401(a) of the Code.

                                   ARTICLE II
                                AT&T/LUCENT EBA

        2.1 GENERAL. The purpose of this Article II is to clarify the application of certain provisions of the AT&T/Lucent EBA with respect to the NCR Plans and to former employees of NCR and the NCR Controlled Persons who are Transferred Individuals within the meaning of the AT&T/Lucent EBA, in a manner consistent with the provisions of the AT&T/NCR EBA. To the extent the provisions of this Article II are inconsistent with the AT&T/LUCENT EBA, AT&T and Lucent hereby agree that the AT&T/Lucent EBA is amended hereby. Capitalized terms used in this Article II and not defined in this Article II or elsewhere in this Agreement shall have the meanings assigned to them in the AT&T/Lucent EBA.

        2.2 LIABILITIES UNDER PLANS. The Liabilities assumed by Lucent and the Lucent Entities pursuant to the AT&T/Lucent EBA shall not include (i) any Liabilities relating to, arising out of or resulting from NCR Plans that are not NCR Executive Benefit Plans, nor (ii) any Liabilities relating to, arising out of or resulting from the NCR SERPs.

        2.3 ASSET TRANSFERS. No assets shall be transferred from or to any NCR Plan pursuant to the AT&T/Lucent EBA. Benefits accrued under NCR Executive Benefit Plans shall not be taken into account in determining the amount of assets to be transferred pursuant to Section 6.8 of the AT&T/Lucent EBA.

        2.4 HEALTH AND WELFARE PLANS. The AT&T Health and Welfare Plans shall not include any NCR Plan. Accordingly, the provisions of Article V of the AT&T/Lucent EBA shall have no application to any NCR Plan. (NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS.)

        2.5 SHORT TERM INCENTIVE PLANS. Lucent shall be solely responsible for all Liabilities to NCR Individuals under the Lucent Short Term Incentive Plan for the 1996 performance year, to the extent they participated therein. NCR shall be solely responsible for all Liabilities to Transferred Individuals under the NCR Short Term Incentive Plans for the 1996 performance year, to the extent they participated therein. (NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS.)

                                  ARTICLE III
                  AT&T/LUCENT MANAGEMENT INTERCHANGE AGREEMENT

        3.1 GENERAL. The purpose of this Article III is to clarify the application of certain provisions of the AT&T/Lucent Management Interchange Agreement with respect to NCR, the NCR Controlled Persons, NCR Plans and certain other AT&T Entities and Lucent Entities. To the extent the provisions of this Article III are inconsistent with the AT&T/

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Lucent Management Interchange Agreement, AT&T and Lucent hereby agree that the
AT&T/Lucent Management Interchange Agreement is amended hereby. Capitalized terms used in this Article III and not defined in this Article III or elsewhere in this Agreement shall have the meanings assigned to them in the AT&T/Lucent Management Interchange Agreement.

        3.2 RULES OF INTERPRETATION.

                (a) The parties acknowledge that until the Close of the NCR Distribution Date, NCR and the NCR Controlled Persons will be "AT&T Entities" within the meaning of the AT&T/Lucent Management Interchange Agreement. Accordingly, the provisions of Article II of the AT&T/Lucent Management Interchange Agreement, requiring recognition of service, compensation and other benefit determining factors with respect to Transition Individuals, apply with respect to NCR Plans, whether NCR or an NCR Controlled Person is the Hiring Company or the Prior Company, provided that the transfer of employment from or to NCR or an NCR Controlled Person occurs on or before the Close of the NCR Distribution Date.

                (b) For purposes of determining whether an individual is a Transition Individual within the meaning of the AT&T/Lucent Management Interchange Agreement by reason of becoming an employee of NCR or an NCR Controlled Person as described in Section 1.38(a) or 1.38(d), such individual shall be considered to be a "Management Employee" of NCR or such NCR Controlled Person if he or she was a "Management Employee" of Lucent. If an individual is a Transition Individual by reason of becoming a Management Employee of NCR or an NCR Controlled Person (as described in Section 1.38(a) of 1.38(d) of the AT&T/Lucent Management Interchange Agreement), then the provisions of the AT&T/Lucent Management Interchange Agreement referred to below shall apply to such Transition Individual in a manner consistent with the following:

                         (i) the AT&T Pension Plans, Savings Plans and ESOPs shall be treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV;

                         (ii) no transfer of recordkeeping accounts from the
                              Prior Company's (i.e., Lucent's) Stock Purchase Plan shall be made to any Stock Purchase Plan sponsored by AT&T or NCR pursuant to Article V;

                        (iii) the provisions of Section 6.1 shall be
                              inapplicable to such Transferred Individual's participation in any health or welfare plan that is an NCR Plan, nor shall any Liabilities or assets be assumed or transferred pursuant to
                              Section 6.3; [NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS] and

                         (iv) the AT&T SERPs shall be treated as the Hiring
                              Company's SERPs for purposes of the assumption of Liabilities under the Prior Company's (i.e., Lucent's) Executive Benefit Plans pursuant to
                              Section 7.1 [NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS]


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                        [CHECK THE FOLLOWING WITH SUBJECT MATTER EXPERTS:
                         TREATMENT OF RABBI TRUST ASSETS, COLI AND SPLIT DOLLAR INSURANCE.]

                (c) If an individual is a Transition Individual by reason of
Section 1.38(b) or Section 1.38(c) OF THE AT&T/Lucent Management Interchange Agreement and was an employee of NCR or an NCR Controlled Person, then the provisions of the AT&T/Lucent Management Interchange Agreement shall apply to such Transition Individual in a manner consistent with the following:

                  (i) neither the NCR Pension Plans nor the NCR Savings Plan shall be treated as the Prior Company's Pension Plans or Savings Plan, but the AT&T Pension Plans, Savings Plans and ESOPs (to the extent the Transition Individual has accrued any benefits thereunder) shall be treated as the Prior Company's Pension Plans, Savings Plans and ESOPs, for purposes of carrying out the transfer of assets and assumption of liabilities to the Hiring Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV;

                 (ii) no transfer of recordkeeping accounts from any Stock Purchase Plan sponsored by NCR shall be made to any Hiring Company Stock Purchase Plan pursuant to Article V:

                (iii) the provisions of Section 6.1 shall be inapplicable with respect to any health or welfare plan that is an NCR Plan in which such Transition Individual may have participated before becoming a Management Employee of Lucent or a Lucent Entity, nor shall any Liabilities or assets be transferred from any funding vehicle relating to an NCR Plan pursuant to Section 6.3; [NEED TO
                       CONFIRM WITH SUBJECT MATTER EXPERTS] AND

                 (iv) the Liabilities under the Prior Company's Executive Benefit Plans referred to in Section 7.1 to be assumed by the Hiring Company's (i.e., Lucent's) Executive Benefit Plans shall not include Liabilities under the NCR SERPs, which shall remain the sole responsibility of NCR and its Affiliates, but the AT&T SERPs (to the extent the Transition Individual has accrued any benefits thereunder) shall be treated as the Prior Company's SERPs for purposes of the assumption of Liabilities by the Hiring Company's (i.e., Lucent's) Executive Benefit Plans pursuant to Section 7.1. [NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS.]

                 (d) For purposes of determining whether an individual is a Transition Individual within the meaning of the AT&T/Lucent management Interchange Agreement by reason of becoming an employee of a Lucent Entity or an AT&T Entity (other than NCR or an NCR Controlled Person) that is not a participating employer in the Lucent Pension Plans or the AT&T Pension Plans, respectively, the status of such individual as a "Management Employee" shall be determined as if such individual's employer were a participating employer in the Lucent Pension Plans or the AT&T Pension Plans, respectively. If an individual is a Transition Individual by reason of becoming a Management Employee of an

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AT&T Entity (other than NCR or an NCR Controlled Person) that is not a participating employer in the applicable AT&T Pension Plans, Savings Plans and/or ESOPs, the AT&T Pension Plans, Savings Plans and ESOPs shall nonetheless be treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV. If an individual is a Transition Individual by reason of becoming a Management Employee of a Lucent Entity that is not a participating employer in the applicable Lucent Pension Plans, Savings Plans and ESOPs, the Lucent Pension Plans, Savings Plans and ESOPs shall nonetheless be treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company's (i.e., AT&T's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV.

                                   ARTICLE IV
                 AT&T/LUCENT OCCUPATIONAL INTERCHANGE AGREEMENT

        4.1 GENERAL. The purpose of this Article IV is to clarify the application of certain provisions of the AT&T/Lucent Occupational Interchange Agreement with respect to NCR, the NCR Controlled Persons, NCR Plans and certain AT&T Entities and Lucent Entities. To the extent the provisions of this Article IV are inconsistent with the AT&T/Lucent Occupational Interchange Agreement, AT&T and Lucent hereby agree that the AT&T/Lucent Occupational Interchange Agreement is amended hereby. Capitalized terms used in this Article IV and not defined in this Article IV or elsewhere in this Agreement shall have the meanings assigned to them in the AT&T/Lucent Occupational Interchange Agreement.

        4.2 RULES OF INTERPRETATION.

                (a) The parties acknowledge that until the Close of the NCR Distribution Date, NCR and the NCR Controlled Persons will be "AT&T Entities" within the meaning of the AT&T/Lucent Occupational Interchange Agreement. Accordingly, the provisions of Article II of the AT&T/Lucent Occupational Interchange Agreement, requiring recognition of service, compensation and other benefit determining factors with respect to Transition Individuals, apply with respect to NCR Plans, whether NCR or an NCR Controlled Person is the Hiring Company or the Prior Company, provided that the transfer of employment from or to NCR or an NCR Controlled Person occurs on or before the Close of the NCR Distribution Date.

                (b) For purposes of determining whether an individual is a Transition Individual within the meaning of the AT&T/Lucent Occupational Interchange Agreement by reason of becoming an employee of NCR or an NCR Controller Person as described in Section 1.30(a) or 1.30(d), such individual shall be considered to be an "Occupational Employee" of NCR or such NCR Controller Person if he or she was an "Occupational Employee" of Lucent. If an individual is a Transition Individual by reason of becoming a Occupational Employee of NCR or an NCR Controlled Person (as described in Section 1.30(a) or 1.30(d) of the AT&T/Lucent Occupational Interchange Agreement), then the provisions of the AT&T/Lucent Occupational Interchange Agreement referred to below shall apply to such Transition Individual in a manner consistent with the following:



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                (i)   the AT&T Pension Plans, Savings Plans and ESOPs shall be
                      treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV;

                (ii) no transfer of recordkeeping accounts from the Prior Company's (i.e., Lucent's) Stock Purchase Plan shall be made to any Stock Purchase Plan sponsored by AT&T or NCR pursuant to Article V; and

                (iii) the provisions of Section 6.1 shall be inapplicable to such Transferred Individual's participation in any health or welfare plan that is an NCR Plan, nor shall any Liabilities or assets be assumed or transferred pursuant to Section 6.3. [NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS.]

                (c) If an individual is a Transition Individual by reason of
Section 1.30(b) or Section 1.30(c) of the AT&T/Lucent Occupational Interchange Agreement and was an employee or former employee of NCR or an NCR Controlled Person, then the provisions of the AT&T/Lucent Occupational Interchange Agreement shall apply to such Transition Individual in a manner consistent with the following:

                (i) neither the NCR Pension Plans nor the NCR Savings Plan shall be treated as the Prior Company's Pension Plans and Savings Plan, but the AT&T Pension Plans, Savings Plans and ESOPs (to the extent the Transition Individual has accrued any benefits thereunder) shall be treated as the Prior Company's Pension Plans, Savings Plans and ESOPs, for purposes of carrying out the transfer of assets and assumption of liabilities to the Hiring Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV;

                (ii) no transfer of recordkeeping accounts from any Stock Purchase Plan sponsored by NCR shall be made to any Hiring Company Stock Purchase Plan pursuant to Article V; and

                (iii) the provisions of Section 6.1 shall be inapplicable with respect to any health or welfare plan that is an NCR Plan in which such Transition Individual may have participated before becoming a Occupational Employee of Lucent or a Lucent Entity, nor shall any Liabilities or assets be transferred from any funding vehicle relating to an NCR Plan pursuant to Section 6.3. [NEED TO CONFIRM WITH SUBJECT MATTER EXPERTS.]

                (d) For purposes of determining whether an individual is a Transition Individual within the meaning of the AT&T/Lucent Occupational Interchange Agreement by reason of becoming an employee of a Lucent Entity or an AT&T Entity (other than NCR or an NCR Controlled Person) that is not a participating employer in the Lucent Pension Plans or the AT&T Pension Plans, respectively, the status of such individual as an "Occupational


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Employee" shall be determined as if such individual's employer were a participating employer in the Lucent Pension Plans or the AT&T Pension Plans, respectively. If an individual is a Transition Individual by reason of becoming an Occupational Employee of an AT&T Entity (other than NCR or an NCR Controlled Person) that is not a participating employer in the applicable AT&T Pension Plans, Savings Plans and/or ESOPs, the AT&T Pension Plans, Savings Plans and ESOPs shall nonetheless be treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company's (i.e., Lucent's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV. If an individual is a Transition Individual by reason of becoming an Occupational Employee of a Lucent Entity that is not a participating employer in the applicable Lucent Pension Plans, Savings Plans and ESOPs, the Lucent Pension Plans, Savings Plans and ESOPs shall nonetheless be treated as the Hiring Company's Pension Plans, Savings Plans and ESOPs for purposes of carrying out the transfer of assets and assumption of liabilities from the Prior Company (i.e., AT&T's) Pension Plans, Savings Plans and ESOPs pursuant to, and the other provisions of, Articles III and IV.

                                   ARTICLE V
                         AT&T/NCR INTERCHANGE AGREEMENT

        Until the earlier of December 31, 1996 and the date the AT&T/NCR Interchange Agreement terminates, Lucent and its subsidiaries and affiliates shall continue to be considered affiliates of AT&T for purposes of the AT&T/NCR Interchange Agreement designated by AT&T to be covered thereby, with the result that references therein to AT&T shall be deemed to refer to Lucent and its subsidiaries and affiliates as applicable, and Lucent and its subsidiaries and affiliates shall be considered Transferee or Transferor Companies thereunder as applicable.

                                   ARTICLE VI
                       LUCENT/AGCS INTERCHANGE AGREEMENT

        Until the earlier of December 31, 1996 and the date the Lucent/AGCS Interchange Agreement terminates, AT&T and its subsidiaries and affiliates (including, until the Close of the NCR Distribution Date, NCR and its subsidiaries and affiliates) shall be considered to be affiliates of Lucent for purposes of the Lucent/AGCG Interchange Agreement designated by Lucent to be covered thereby, with the result that references therein to "Lucent Technologies" shall be deemed to refer to AT&T and its subsidiaries and affiliates (including, until the Close of the NCR Distribution Date, NCR and its subsidiaries and affiliates) as applicable.

                                  ARTICLE VII
                       SHARING OF PARTICIPANT INFORMATION

        AT&T, Lucent and NCR shall share, and shall cause their respective Affiliates to share, with each other and their respective agents and vendors (without obtaining releases) all participant, plan design and other information necessary for the efficient and accurate


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administration of, compliance with laws and regulations applicable to, and response to inquiries by governmental authorities regarding, their respective employee benefit plans. AT&T, Lucent and NCR and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. All participant information shall be provided in a manner and medium that is compatible with the data processing systems of AT&T as in effect of the Close of the Lucent Distribution Date, unless otherwise agreed to by the parties involved.

        IN WITNESS WHEREOF, the parties have caused this Interchange Agreement to be duly executed as of the day and year first above written.


                                        AT&T CORP.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        LUCENT TECHNOLOGIES, INC.


                                        By: _____________________________
                                        Name:
                                        Title:


                                        NCR CORPORATION


                                        By: _____________________________
                                        Name:
                                        Title:










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